UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

MULLEN AUTOMOTIVE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MULLEN AUTOMOTIVE INC.
1405 Pioneer Street
Brea, California 92821
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 23, 2022
November 25, 2022
To the Stockholders of Mullen Automotive Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Mullen Automotive Inc. (the “Company,” “Mullen” or “we”), a Delaware corporation, will be held on December 23, 2022 at 9:30 a.m. Pacific Standard Time. The Special Meeting will be held virtually via live audiocast. You will be able to attend the special meeting and vote online during the Special Meeting at www.virtualshareholdermeeting.com/MULN2022SM.
The purpose of the Special Meeting will be to consider and vote upon the following proposals:
(1)
Proposal No. 1 — An amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which amendment will not be filed prior to the later of March 6, 2023 and 180 days after such date (which later date depends on whether Nasdaq Stock Market LLC grants the Company an additional 180-day extension to regain compliance with Nasdaq listing rules), to effect a reverse stock split of our outstanding shares of common stock in an amount not less than 1-for-2 shares and not to exceed 1-for-25 shares, with the exact ratio to be set within that range at the discretion of our Board of Directors (the “Reverse Stock Split”); provided, however, that the Company will not file such amendment before May 1, 2023 to effect the Reverse Stock Split unless needed in order to maintain continued inclusion in the Russell 2000, which requires a minimum stock price of $1.00; Notwithstanding the foregoing, if Proposal No. 2 is not approved at the Special Meeting, then the Board of Directors may effectuate the Reverse Stock Split at any time, and at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than December 1, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate;

(2)
Proposal No. 2 — An amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of common stock, par value $0.001 per share, that the Company is authorized to issue from One Billion Seven Hundred Fifty Million (1,750,000,000) to Five Billion (5,000,000,000);

(3)
Proposal No. 3 —  A proposal to change our state of incorporation from the State of Delaware to the State of Maryland;

(4)
Proposal No. 4 — A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), amendments to a securities purchase agreement to provide for the issuance of $150 million in notes and up to $190 million in additional shares of Series D Preferred Stock, each convertible into shares of Common Stock and warrants exercisable into shares of Common Stock, and any future adjustments of conversion price of the Notes or the Series D preferred stock or exercise price of the warrants; and

(5)
Proposal No. 5 — The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal Nos. 1-4 or establish a quorum.

The Board of Directors has fixed the close of business on November 21, 2022 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof. A list of stockholders will be available at our offices at 1405 Pioneer Street, Brea, CA 92821 for a period of at least 10 days prior to the Special Meeting and will also be available at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to Be Held on December 23, 2022: The Special Meeting Proxy Statement is available at www.proxyvote.com
Your vote is important. Whether or not you plan to attend the virtual Special Meeting, we hope you will vote as soon as possible. You may vote prior to the Special Meeting over the Internet, by telephone or by mailing the enclosed proxy card. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Special Meeting regardless of whether or not you attend virtually. Please review the instructions in the proxy materials you received in the mail regarding each of these voting options.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Kingsdale Advisors
Strategic Shareholder Advisor and Proxy Solicitation Agent
745 Fifth Avenue, 5th Floor
New York, NY 10151
North American Toll Free Phone: 1-877-659-1819
Call Collect Outside North America: 917-933-2442
Email: contactus@kingsdaleadvisors.com
By order of the Board of Directors
/s/ David Michery

David Michery
Chief Executive Officer

MULLEN AUTOMOTIVE INC.
1405 PIONEER STREET
BREA, CALIFORNIA 92821
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
December 23, 2022 at 9:30 AM PACIFIC STANDARD TIME

Date, Time and Place of the Special Meeting
This proxy statement is being furnished by Mullen Automotive Inc., a Delaware corporation (the “Company,” “Mullen” or “we”), in connection with the special meeting of stockholders to be held on December 23, 2022, at 9:30 a.m. (Pacific Standard Time) (the “Special Meeting”). The Company will be holding the Special Meeting via live audiocast. You will be able to attend the Special Meeting and vote online during the special meeting by visiting www.virtualshareholdermeeting.com/MULN2022SM. We anticipate that this proxy statement and the form of proxy relating to our Special Meeting will be mailed to our stockholders commencing on or about November 25, 2022.
Purpose of the Special Meeting
At the Special Meeting, you will be asked to consider and vote upon the following matters:
(1)
Proposal No. 1 — An amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which amendment will not be filed prior to the later of March 6, 2023 and 180 days after such date (which later date depends on whether Nasdaq Stock Market LLC grants the Company an additional 180-day extension to regain compliance with Nasdaq listing rules), to effect a reverse stock split of our outstanding shares of common stock in an amount not less than 1-for-2 shares and not to exceed 1-for-25 shares, with the exact ratio to be set within that range at the discretion of our Board of Directors (the “Reverse Stock Split”); provided, however, that the Company will not file such amendment before May 1, 2023 to effect the Reverse Stock Split unless needed in order to maintain continued inclusion in the Russell 2000, which requires a minimum stock price of $1.00; notwithstanding the foregoing, if Proposal No. 2 is not approved at the Special Meeting, then the Board of Directors may effectuate the Reverse Stock Split at any time, and at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than December 1, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate (the “Reverse Stock Split Proposal”);

(2)
Proposal No. 2 — An amendment to the Company’s Second Amended and Restated Certificate of Incorporation, to increase the aggregate number of shares of common stock, par value $0.001 per share, that the Company is authorized to issue from One Billion Seven Hundred Fifty Million (1,750,000,000) to Five Billion (5,000,000,000) (the “Authorized Share Increase Proposal”);

(3)
Proposal No. 3 —  A proposal to change our state of incorporation from the State of Delaware to the State of Maryland (the “Reincorporation Proposal”);

(4)
Proposal No. 4 — A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), amendments to a securities purchase agreement to provide for the issuance of $150 million in notes and up to $190 million in additional shares of Series D Preferred Stock, each convertible into shares of Common Stock and warrants exercisable into shares of Common Stock, and any future adjustments of conversion price of the Notes or the Series D preferred stock or exercise price of the warrants (the “Nasdaq Listing Rule 5635(d) Proposal”); and

(5)
Proposal No. 5 — The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal Nos. 1-4 or establish a quorum (the “Adjournment Proposal”).

The Adjournment Proposal will be presented at the Special Meeting if a quorum for the Special Meeting is not met or if there are not sufficient votes to approve the Reverse Stock Split Proposal or the Authorized Share Increase Proposal.
Internet Availability of Proxy Materials
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. This proxy statement is also available at www.proxyvote.com.
Solicitation of Proxies
Our Board of Directors (“Board”) is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $12,500, plus reimbursement of related expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock.
Voting Procedures
Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Special Meeting only if you are present in person virtually at the Special Meeting or your shares are represented by proxy. Even if you plan to attend the Special Meeting, we urge you to vote by proxy in advance. You may vote your shares by using one of the following methods:
(1)
you may vote by mail by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; or

(2)
you may vote electronically by accessing the website located at www.proxyvote.com and following the on-screen instructions; or

(3)
you may vote by using a telephone at 1 (800) 690-6903 and following the voting instructions.

Please have your proxy card in hand when going online. If you instruct the voting of your shares electronically or by telephone, you do not need to return your proxy card.
If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Special Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Meeting.
Record Date; Voting
Only holders of record of our common stock, par value $0.001 per share (“Common Stock”), our Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), and Series C Preferred Stock, par value $0.001 per share (“Series C Preferred Stock and collectively, the “Preferred Stock”), at the close of business on November 21, 2022 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Stockholders may not cumulate their votes. Our Series AA Preferred Stock, par value $0.001 per share (“Series AA Preferred Stock”), will be voted as further described below.
As of the Record Date, the following shares were issued and outstanding with the number of votes indicated:

Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	1,659,097,754	One/share	1,659,097,754
Series A Preferred Stock	1,925	1,000/share	1,925,000
Series AA Preferred Stock*	1	1,300,000,000 /share only on Reverse Stock Split Proposal	1,300,000,000 votes only on Reverse Stock Split Proposal
Series B Preferred Stock	0	One/share on an as-converted to common basis	0
Series C Preferred Stock	1,211,757	One/share on an as-converted to common basis	1,211,757

*
The share of Series AA Preferred Stock will be voted, without action by the holder, on the Reverse Stock Split in the same proportion as shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock are voted (excluding any shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock that are not voted) on the Reverse Stock Split (and, for purposes of clarity, such voting rights shall not apply on any other resolution presented to the stockholders of the Company).

Common Stock.   Holders of our Common Stock are entitled to one vote for each share of Common Stock.
Series A Preferred Stock.   Holders of our Series A Preferred Stock are entitled to one thousand (1,000) votes for each share of Series A Preferred Stock.
Series AA Preferred Stock.   As of the Record Date, one (1) share of the Company’s Series AA Preferred Stock was issued and outstanding. The Series AA Preferred Stock in general has no voting rights other than the right to vote on the Reverse Stock Split Proposal. The share of Series AA Preferred Stock outstanding on the Record Date is entitled to 1,300,000,000 votes on the Reverse Stock Split Proposal, and if the share of Series AA Preferred Stock is voted with regard to the Reverse Stock Split Proposal, then the share of Series AA Preferred Stock will be voted, without further action by the holder, in the same proportion as the aggregate shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock (excluding any shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock that are not voted), are voted on the Reverse Stock Split Proposal. As an example, if 70% of the aggregate votes cast by Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock voting on the Reverse Stock Split Proposal are voted in favor thereof and 30% of the aggregate votes cast by Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock voting on the Reverse Stock Split Proposal are voted against such Proposal, then 70% of the votes entitled to be cast by Series AA Preferred Stock, or 910,000,000, will be cast in favor of such Proposal and 30%, or 390,000,000, of such votes will be cast against such proposal. The outstanding share of Series AA Preferred Stock will be redeemed in whole, but not in part, at any time: (i) if such redemption is ordered by the Board in its sole discretion or (ii) automatically upon the approval of Proposal No. 1.
Series B Preferred Stock and C Preferred Stock.   Holders of our Series B Preferred Stock and our Series C Preferred Stock are entitled to one vote for each share of Common Stock into which such Series B Preferred and/or Series C Preferred, as applicable, may be converted on the Record Date, and each holder thereof is entitled to vote with the Common Stock on such as-converted-to-common-stock basis.
Series D Preferred Stock.    Holders of our Series D Preferred Stock par value $0.001 per share (the “Series D Preferred Stock”) have no voting rights except in a liquidation event, issuance of equity security having a preference over the Series D Preferred Stock, amendment of the Company’s Certificate of Incorporation or bylaws that adversely affect the rights of the Series D Preferred Stock, corporate dissolution or bankruptcy, as set forth in Section 8 of the Certificate of Designation for Series D Preferred Stock. To

the extent the holders of a share of Series D Preferred Stock is entitled to vote on a matter pursuant to Section 8, then the holder of each share of Series D Preferred Stock has the right to one vote for each share.
Voting Power of Chief Executive Officer.   As of the Record Date, David Michery, our Chief Executive Officer, directly owned 56,085,896 shares of the Company’s Common Stock and had no economic interest in unvested restricted stock unit awards or other convertible securities. Based on 1,659,097,754 shares of the Company’s Common Stock outstanding on November 21, 2022, Mr. Michery has an economic interest in approximately 3.4% of the outstanding shares of the Company’s Common Stock.
In addition, in connection with the business combination with Net Element, Inc., Mr. Michery entered into voting agreements with certain holders of the Company’s securities (the “Voting Agreements”) pursuant to which such holders agreed to vote as directed by Mr. Michery, and also granted Mr. Michery an irrevocable proxy, at any annual or special meeting of stockholders or through the solicitation of a written consent of stockholders (but in some cases, at meetings at which an election of directors of the Company or any proposal to approve a change of control of the Company, which includes a merger, sale or other disposition of the securities of the Company or all or substantially all of its assets, is presented). The Voting Agreements have a term of three years or longer.
Pursuant to the terms of the Voting Agreements, as of the Record Date, Mr. Michery has voting power on matters to be voted upon at the Special Meeting with respect to: (a) 222,005,491 shares of Common Stock, and (b) 1,211,757 shares of Common Stock issuable upon conversion of Series C Preferred Stock. Based on (a) 1,659,097,754 shares of the Company’s Common Stock, (b) 1,925 shares of Series A Preferred Stock with voting power of 1,000 per share, and (c) 1,211,757 shares of Common Stock issuable upon conversion of Series C Preferred Stock outstanding on November 21, 2022, and pursuant to the terms of the Voting Agreements, Mr. Michery has voting power over approximately 16.8% of the outstanding shares of the Company’s stock with regard to the matters covered by the Voting Agreements.
Quorum
Pursuant to our bylaws, the presence, in person or by proxy, of holders of at least 33 1/3% of our outstanding capital stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Special Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies. Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Special Meeting.
Counting of Votes
If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Special Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted FOR the Reverse Stock Split Proposal; FOR the Authorized Share Increase Proposal; FOR the Reincorporation Proposal, FOR the Nasdaq Listing Rule 5635(d) Proposal; and FOR the Adjournment Proposal.
Representatives of Broadridge Financial Solutions will assist us in the tabulation of the votes.
Abstentions and Broker Non-Votes
An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Special Meeting:
Proposal	Vote Required	Broker Discretionary Vote Allowed
Reverse Stock Split	The affirmative vote of a majority of the outstanding shares of our Common Stock and Series A Preferred Stock, Series B Preferred Stock and our Series C Preferred Stock, all voting together, present in person or represented by proxy at the Special Meeting and entitled to vote thereon.	Yes
Authorized Share Increase	The affirmative vote of a majority of (i) the outstanding shares of our Common Stock, and (ii) outstanding shares of our Common Stock and Series A Preferred Stock, Series B Preferred Stock and our Series C Preferred Stock, all voting together, present in person or represented by proxy at the Special Meeting and entitled to vote thereon.	Yes
Reincorporation	The affirmative vote of a majority of the total outstanding shares of our Common Stock, Series A Preferred, Series B Preferred Stock and Series C Preferred, all voting together, present in person or represented by proxy at the Special Meeting and entitled to vote thereon.	No
Nasdaq Listing Rule 5635(d) Proposal	The affirmative vote of a majority of the total votes cast of the outstanding shares of our Common Stock, Series A Preferred, Series B Preferred Stock and Series C Preferred, all voting together.	No
Adjournment	Majority of votes represented by shares present in person or represented by proxy and entitled to vote thereon	Yes
Based on the Company’s Bylaws, abstentions and broker non-votes will not count as a vote against the Reverse Stock Split Proposal and the Authorized Share Increase, and will not have an effect on the Reincorporation Proposal, the Nasdaq Listing Rule 5635(d) Proposal and the Adjournment Proposal, assuming a quorum is present.
Mr. Michery has informed the Board of Directors that he will be exercising the voting rights under the Voting Agreements regarding Proposals Nos. 1 thru 4 for the Special Meeting.
Revocability of Proxy
Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Mullen Automotive Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Special Meeting and voting in person.
Interest of Executive Officers and Directors
None of the Company’s executive officers or directors has any interest, except to the extent of their ownership of shares of our Common Stock or securities exercisable or convertible into share of Common Stock, in any of the matters to be acted upon at the Special Meeting.
Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
Postponement or Adjournment of the Special Meeting
When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the Special Meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the Special Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

PROPOSAL NO. 1: THE REVERSE STOCK SPLIT PROPOSAL
AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, WHICH AMENDMENT WILL NOT BE FILED PRIOR TO THE LATER OF MARCH 6, 2023 AND 180 DAYS AFTER SUCH DATE (WHICH LATER DATE DEPENDS ON WHETHER NASDAQ STOCK MARKET LLC GRANTS THE COMPANY AN ADDITIONAL 180-DAY EXTENSION TO REGAIN COMPLIANCE WITH NASDAQ LISTING RULES), TO EFFECT THE REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK IN AN AMOUNT NOT LESS THAN 1-FOR-2 SHARES AND NOT TO EXCEED 1-FOR-25 SHARES, WITH THE EXACT RATIO TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF OUR BOARD OF DIRECTORS; PROVIDED, HOWEVER, THAT THE COMPANY WILL NOT FILE SUCH AMENDMENT BEFORE MAY 1, 2023 TO EFFECT A REVERSE STOCK SPLIT UNLESS NEEDED IN ORDER TO MAINTAIN CONTINUED INCLUSION IN THE RUSSELL 2000, WHICH REQUIRES A MINIMUM STOCK PRICE OF $1.00; NOTWITHSTANDING THE FOREGOING, IF PROPOSAL NO. 2 IS NOT APPROVED AT THE SPECIAL MEETING, THEN THE BOARD OF DIRECTORS MAY EFFECTUATE THE REVERSE STOCK SPLIT AT ANY TIME, AND AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION, BUT NO LATER THAN DECEMBER 1, 2023, WHEN THE AUTHORITY GRANTED IN THIS PROPOSAL TO IMPLEMENT THE REVERSE STOCK SPLIT WOULD TERMINATE
General
We are seeking stockholder approval to grant the Board discretionary authority to amend the Company’s Second Amended and Restated Certificate of Incorporation, which amendment will not be filed prior to the later of March 6, 2023 and 180 days after such date (which later date depends on whether Nasdaq Stock Market LLC (“Nasdaq”) grants the Company an additional 180-day extension to regain compliance with Nasdaq listing rules), to effect a reverse stock split of our outstanding shares of common stock in an amount not less than 1-for-2 shares and not to exceed 1-for-25 shares, with the exact ratio to be set within that range at the discretion of our Board of Directors (the “Reverse Stock Split”); provided, however, that the Company will not file such amendment before May 1, 2023 to effect the Reverse Stock Split unless needed in order to maintain continued inclusion in the Russell 2000, which requires a minimum stock price of $1.00; notwithstanding the foregoing, if Proposal No. 2 is not approved at the Special Meeting, then the Board of Directors may effectuate the Reverse Stock Split at any time, and at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than December 1, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate. A form of amendment for the Reverse Stock Split is attached to this Proxy Statement as Appendix A.
One of the primary reasons we are seeking stockholder approval of a reverse stock split is that we believe it will enable us to regain compliance with the Nasdaq listing requirements and to maintain continued inclusion in the Russell 2000.
The Reverse Stock Split will not change the number of authorized shares of Common Stock or Preferred Stock or the relative voting power of such holders of our outstanding Common Stock and Preferred Stock. The number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The Reverse Stock Split, if effected, would affect all of our stockholders uniformly.
The Board unanimously approved, and recommended seeking stockholder approval of the Reverse Stock Split, on November 14, 2022. If this Reverse Stock Split is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split. The Board’s decision as to whether and when to effect the Reverse Stock Split, if approved by the stockholders, will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock. However, the Reverse Stock Split will not be effected prior to the later of March 6, 2023 and 180 days after such date (which later date depends on whether Nasdaq grants the Company an additional 180-day extension to regain compliance with Nasdaq listing rules) unless the Company determines at any time to effect the Reverse Stock Split to maintain continued inclusion in the Russell 2000, which requires a minimum stock price of $1.00

A reverse stock split will also affect any outstanding stock options, restricted stock units and shares of Common Stock issued under our 2022 Equity Incentive Plan, as well as any outstanding warrants, convertible notes and convertible preferred stock. Under these plans and securities, the number of shares of Common Stock deliverable upon exercise or grant must be appropriately adjusted and appropriate adjustments must be made to the purchase and conversion price, as applicable, per share to reflect the Reverse Stock Split.
The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to the Board or our stockholders.
There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with a Reverse Stock Split”). The Board believes that the benefits to the Company outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Reverse Stock Split.
Reasons for the Reverse Stock Split
The Board believes that effecting the Reverse Stock Split would increase the price of our Common Stock which would, among other things, help us to:
•
meet certain listing requirements of the Nasdaq Capital Market;

•
appeal to a broader range of investors to generate greater interest in the Company;

•
maintain continued inclusion in the Russell 2000; and

•
improve perception of our Common Stock as an investment security.

Meet Nasdaq Listing Requirements.   Our Common Stock is listed on the Nasdaq Capital Market under the symbol MULN. On September 7, 2022, we received a deficiency letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC, notifying us that, for the last 30 consecutive business days, the closing bid price for our common stock was below the minimum $1.00 per share required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were given 180 calendar days, or until March 6, 2023 (“Compliance Date”), to regain compliance with Rule 5550(a)(2). As of the date of this Proxy, we were not in compliance with Rule 5550(a)(2). If we do not regain compliance with Rule 5550(a)(2) by the Compliance Date and are not eligible for an additional compliance period at that time, the Nasdaq staff will provide written notification to us that our Common Stock will be subject to delisting. Although we believe that implementing the Reverse Stock Split is likely to lead to compliance with Rule 5550(a)(2), there can be no assurance that the closing share price after implementation of the Reverse Stock Split will succeed in restoring such compliance.
Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company.   An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect the Reverse Stock Split, and thereby increase the price of our common stock, would give the Board the ability to address these issues if it is deemed necessary.
We are exploring various sources of financing, including through potential future sales of Common Stock or other securities. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction would be undertaken or completed. If we are unable to successfully raise sufficient additional capital, through future sales of Common Stock or other securities or through strategic and collaborative arrangements, we will not have sufficient cash to fund our planned business operations and or may not be able to continue as a going concern.

Maintain continued inclusion in the Russell 2000.   To be included in the Russell 2000, a company must first be in the Russell 3000, which includes about 98 percent of the U.S. stock market. FTSE Russell then ranks those companies by their market cap, and the bottom 2,000 make up the Russell 2000 Index. Shares must be priced at or above $1 on the date market capitalization is calculated for ranking. We believe that the Reverse Stock Split will help the Company to maintain the inclusion in the Russell 2000. However, there can be no assurance that the closing share price after implementation of the Reverse Stock Split will keep the Company included in the Russell 2000.
Improve the Perception of Our Common Stock as an Investment Security.   The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.
Certain Risks Associated with the Reverse Stock Split
Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The Reverse Stock Split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing stockholders. The current economic environment in which we operate, the debt we carry, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.
Effects of the Reverse Stock Split
If our stockholders approve the proposed Reverse Stock Split and the Board elects to effect the Reverse Stock Split, our issued and outstanding shares of common stock, for example, would decrease at a rate of approximately one (1) share of common stock for every two (2) shares of Common Stock currently outstanding in a 1-for-2 split. The Reverse Stock Split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholders’ percentage ownership interests in the Company, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares. The Reverse Stock Split would not affect the relative voting or other rights that accompany the shares of our common stock, except to the extent that it results in a stockholder receiving cash in lieu of fractional shares. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. We have no current plans to take the Company private. Accordingly, the Reverse Stock Split is not related to a strategy to do so.
In addition to the change in the number of shares of Common Stock outstanding, the Reverse Stock Split would have the following effects:
Increase the Per Share Price of our Common Stock.   By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. The Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the Common Stock under the Nasdaq listing standards.
Increase in the Number of Shares of Common Stock Available for Future Issuance.   By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

The following table contains approximate information relating to our Common Stock, based on share information as of the Record Date:
		After the Reverse Stock Split(1)
	Current	If Minimum 1:2 Ratio is Selected	If Maximum 1:25 Ratio is Selected
Authorized Common Stock(2)	1,750,000,000	1,750,000,000	1,750,000,000
Common Stock issued and outstanding as of the Record Date	1,659,097,754	829,548,877	66,363,910
Reserved for Issuance(3)	570,865,410	285,614,252	22,834,614

(1)
Does not take into account that fractional shares resulting from the Reverse Stock Split will not be issued and instead, stockholders will receive an amount equal to the fair market value of such fractional shares at the time of the Reverse Stock Split.

(2)
If the Authorized Share Increase Proposal is approved at the Special Meeting, the authorized Common Stock will be increased to 5,000,000,000 shares.

(3)
Includes shares of Common Stock reserved for issuance (a) pursuant the Company’s 2022 Equity Incentive Plan (b) upon the conversion of Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, (c) upon exercise of warrants. Does not include additional shares of Common Stock issuable upon full conversion of the Notes (as described in Proposal No. 4 below), which as of November 21, 2022 had an aggregate principal amount outstanding of approximately $90.8 million (taking into account the partial exercise of the Notes on November 21, 2022), the full conversion of which is subject to stockholder approval as described in Proposal No. 4 below.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.
Require Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock.   The Reverse Stock Split would effect a reduction in the number of shares of Common Stock issuable upon the exercise of any outstanding stock options and warrants and upon conversion of convertible notes in proportion to the Reverse Stock Split ratio. The exercise price of any outstanding options and warrants and conversion price of any outstanding convertible notes would increase, likewise in proportion to the Reverse Stock Split ratio.
Require Adjustment to the Number of Shares of Common Stock Available for Future Issuance Under our 2022 Equity Incentive Plan.   In connection with any reverse stock split, the Board would also make a corresponding reduction in the number of shares available for future issuance under the foregoing plan so as to avoid the effect of increasing the number of authorized but unissued shares available for future issuance under such plans.
In addition, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than one hundred (100) shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Reverse Stock Split is approved by our stockholders, the Board, in its sole discretion, would determine whether to implement the Reverse Stock Split, taking into consideration the factors discussed above, and, if implemented, determine the ratio of the Reverse Stock Split.

We would then file a Certificate of Amendment amending the Charter with the Secretary of the State of Delaware. The form of the Certificate of Amendment is attached to this Proxy Statement as Appendix A and is considered a part of this Proxy Statement. Upon the filing of the Certificate of Amendment, without any further action on our part or our stockholders, the issued shares of Common Stock held by stockholders of record as of the effective date of the Reverse Stock Split would be converted into a lesser number of shares of Common Stock calculated in accordance with the Reverse Stock Split ratio of any whole number between 1-for-2 and 1-for-25. A Certificate of Amendment will not be filed prior to the later of March 6, 2023 and 180 days after such date (which later date depends on whether Nasdaq grants the Company an additional 180-day extension to regain compliance with Nasdaq listing rules), to effect the Reverse Stock Split; provided, however, that the Company will not file such amendment before May 1, 2023 to effect the Reverse Stock Split unless needed in order to maintain continued inclusion in the Russell 2000, which requires a minimum stock price of $1.00; notwithstanding the foregoing, if Proposal No. 2 is not approved at the Special Meeting, then the Board of Directors may effectuate the Reverse Stock Split at any time, and at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than December 1, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of our Common Stock on the Nasdaq Capital Market on the date on which the effective time of the Reverse Stock Split occurs. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters
The par value of our Common Stock would remain unchanged at $0.001 per share, if the Reverse Stock Split is effected.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to the Board and our stockholders.
No Appraisal Rights
Our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
Certain Federal Income Tax Consequences of the Reverse Stock Split
The following summary describes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:
•
an individual citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.
This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).
This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.
General Tax Treatment of the Reverse Stock Split
The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, the Company should not recognize gain or loss. Further, assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally should not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the reverse stock split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. holder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the Reverse Stock Split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the U.S. holder’s tax basis allocable to the fractional share. Any capital gain or loss will generally be long term capital gain or loss if the U.S. holder’s holding period in the fractional share is greater than one year as of the effective date of the Reverse Stock Split.
THE FOREGOING IS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth herein regarding the proposed Reverse Stock Split except to the extent of their ownership of shares of our Common Stock or securities exercisable or convertible into share of Common Stock.

Reservation of Right to Abandon Reverse Stock Split
We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment to the Charter, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company.
Vote Required for Approval of this Proposal and Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of the Reverse Stock Split Proposal will require the affirmative vote of a majority of the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock (voting on an as-converted to Common Stock basis) and Series C Preferred Stock (voting on an as-converted to Common Stock basis), all voting together, present in person or represented by proxy at the Special Meeting and entitled to vote thereon, assuming the presence of a quorum. The one outstanding share of Series AA Preferred Stock has 1,300,000,000 votes on this proposal, provided, that such votes must be counted by the Company in the same proportion as the aggregate shares are voted on this proposal, without regard to abstentions or broker non-votes. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the Reverse Stock Split Proposal.
Proposal No.1 is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on Proposal No. 1 by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Bylaws. Since the Series AA Preferred Stock will mirror only votes cast, abstentions will not have any effect on the votes cast by the holders of the Series AA Preferred Stock on this proposal. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. If the stockholders do not approve Proposal No. 1, the Reverse Stock Split will not be implemented.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL

PROPOSAL NO. 2: THE AUTHORIZED SHARE INCREASE PROPOSAL
AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM ONE BILLION SEVEN HUNDRED FIFTY MILLION (1,750,000,000) TO FIVE BILLION (5,000,000,000)
General
The Board of Directors has recommended an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the aggregate number of shares of Common Stock that the Company is authorized to issue from One Billion Seven Hundred Fifty Million (1,750,000,000) to Five Billion (5,000,000,000) (the “Authorized Share Increase Proposal”). Pursuant to various sections of the DGCL and the Company’s Second Amended and Restated Certificate of Incorporation (the “Delaware Charter”), stockholder approval of this amendment is required to make it effective. A form of amendment for the Authorized Share Increase is attached to this Proxy Statement as Appendix B.
•
If Proposal No. 3 (the Reincorporation Proposal) and this Proposal No. 2 are approved at the Special Meeting, the Authorized Share Increase will be reflected in the terms of the Maryland Charter. See “Authorized Capital Stock — Maryland” in the table included under “Proposal No. 3: Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL” above.

•
If this Proposal No. 2 is approved at the Special Meeting, but Proposal No. 3 is not approved, the Authorized Share Increase will be effected by an amendment to the Delaware Charter. Pursuant to various sections of the DGCL and the Delaware Charter, stockholder approval of this amendment is required to make it effective.

As of November 21, 2022, the record date for this Special Meeting, 1,659,097,754 shares of Common Stock were outstanding. Furthermore, 160,565,259 shares of Common Stock remain authorized under our equity compensation plan. An aggregate of approximately 1,767,354 shares are issuable upon conversion of Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, and an aggregate of 408,532,797 shares are issuable upon exercise of warrants. We also have issued Notes that are convertible into shares of Common Stock (as further described in Proposal No. 4) with a remaining aggregate principal balance of approximately $90.8 million. Accordingly, based on our current authorized Common Stock of 1,750,000,000 shares, we currently do not have sufficient shares of Common Stock available for future issuance. Plus, we may need additional authorized shares of Common Stock in connection with the potential conversion of Notes as described in Proposal No. 4 below.
Purpose and Effect of the Authorized Share Increase
We believe that an increase in the authorized shares of Common Stock would place us in a more comparable position to our peers and our competitors, and will result in greater flexibility and additional potential opportunities in the future by allowing us to take any one or a combination of the following general corporate initiatives to optimize shareholder value and support our growth plans:
•
raise additional growth capital through Common Stock offerings and offerings of securities convertible or exercisable into Common Stock;

•
provide equity incentives to attract and retain employees, officers, or directors;

•
acquire businesses, technologies, product franchises, or other assets through merger and/or acquisition activity using Common Stock as consideration; or

•
issue Common Stock for other corporate purposes.

Without an increase in the number of authorized shares of Common Stock, even if the Reverse Stock Proposal is approved and effectuated, the number of remaining shares of Common Stock may be insufficient to complete one or more of the above transactions if and when the Board of Directors deems it to be in the best interests of the stockholders to do so. We believe that having the additional authorized shares available to the Company for issuance, upon approval of the Board, will be beneficial to us and our stockholders by allowing us to promptly consider and respond to future business opportunities as they arise, including in relation to acquisition opportunities, which are competitive and time-sensitive. Due to market, industry, and other factors, the delay involved in calling and holding a stockholders’ meeting to approve an increase in authorized shares at the time a business opportunity presents itself may prevent us from timely pursuing that opportunity, or may significantly adversely affect the economic or strategic value of that opportunity.
We currently have no specific plans, arrangements, or understandings to issue additional shares of Common Stock, except for the routine and ongoing issuances under our equity incentive plans, and we have not allocated any specific portion of the proposed increase in authorized common shares to any particular purpose. We continually evaluate our capital structure and may consider an equity offering if, among other things, market conditions are favorable or there is a favorable business opportunity.
The proposed Authorized Share Increase will not affect the rights of existing stockholders, except to the extent that future issuances of Common Stock, including the additional shares that would be authorized if the proposed Authorized Share Increase is approved, may dilute the current equity ownership position of current holders of common stock and may be made without further stockholder approval, unless otherwise required by applicable laws or stock exchange regulations. Although the Board is motivated by business and financial considerations in proposing the Authorized Share Increase, stockholders should be aware that an increase in authorized shares could be viewed as an anti-takeover provision. While increasing the shares that the Company is authorized to issue would place us more on par with our peers, the amendment might discourage an attempt by a third party to gain control of us by acquiring a substantial number of shares of Common Stock in order to complete a merger, sale of all or any part of our assets, or similar transactions, because the issuance of new shares could be used to dilute the stock ownership of that third party.
All shares of Common Stock, including those now authorized and those that would be authorized by the approval of this proposed amendment, are equal in rank and have the same voting, dividend, and liquidation rights. Existing stockholders have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock that would be authorized by the approval of the Authorized Share Increase.
Currently, the Company’s Certificate of Incorporation authorizes us to issue 500,000,000 shares of preferred stock, of which 200,000 shares are designated as Series A Preferred Stock, 1 share is designated as Series AA Preferred Stock, 12,000,000 shares are designated as Series B Preferred Stock, 40,000,000 shares are designated as Series C Preferred Stock, and 437,500,001 shares are designated as Series D Preferred Stock. No other class of our capital stock is authorized.
If the Reincorporation Proposal (Proposal No. 3) is not approved, the Company will file with the Delaware Secretary of State a Certificate of Amendment to its Delaware Charter increasing the authorized shares of Common Stock as described in this Proposal No. 2. The form of the Certificate of Amendment is attached to this Proxy Statement as Appendix B and is considered a part of this Proxy Statement. If the Reincorporation Proposal (Proposal No. 3) is approved at the Special Meeting, the increase in authorized shares of Common Stock described in this Proposal No. 2 will be reflected in the filing of the Maryland Charter and other documents with the Maryland State Department of Assessments and Taxation in connection with the Reincorporation.
Vote Required for Approval of this Proposal and Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of the Authorized Share Increase Proposal will require the affirmative vote of a majority of (i) the outstanding shares of our Common Stock and (ii) the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock (voting on an as-converted to Common Stock basis) and Series C Preferred Stock (voting on an as-converted to Common Stock basis), all voting together, present in person or represented by proxy at the Special Meeting and entitled to vote thereon, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the Authorized Share Increase Proposal.
Proposal No. 2 is a routine matter. If you own shares through a bank, broker or other holder of record, those shares may be voted on Proposal No. 2 by such bank, broker or other holder of record. Abstentions will have no effect on the proposal, based on the Company’s Second Amended and Restated Bylaws. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARE INCREASE.

PROPOSAL NO. 3: THE REINCORPORATION PROPOSAL
General
The Board of Directors has approved and recommends that the stockholders of the Company approve a proposal to change our state of incorporation from the State of Delaware to the State of Maryland (the “Reincorporation”). If stockholders approve the Reincorporation, we will effect Reincorporation by converting into a Maryland corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Maryland General Corporation Law (the “MGCL”).
Principal Features of the Reincorporation
The Reincorporation would be effected pursuant to the Plan of Conversion, which is included as Appendix C to this Proxy Statement. Approval of Proposal No. 3 will constitute approval of the Plan of Conversion. The Plan of Conversion provides that we will reincorporate from Delaware to Maryland by converting into a Maryland corporation pursuant to Section 266 of the DGCL and Sections 3-901 and 3-902 of the MGCL and that there will be no change in the business, properties, assets, obligations, or management of the Company as a result of the Reincorporation. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of the Company following the Reincorporation. We will continue to maintain our headquarters in California.
The Plan of Conversion also provides that each outstanding share of Common Stock and Preferred Stock will remain unaffected by the Reincorporation. You will not have to exchange your existing stock certificates for new stock certificates. At the same time, each outstanding warrant, option or right to acquire shares of Common Stock will continue to be a warrant, option or right to acquire an equal number of shares of Common Stock under the same terms and conditions.
At the effective time of the Reincorporation, the Common Stock will continue to be traded on the Nasdaq Stock Market under the symbol “MULN.” There will be no interruption in the trading of the Common Stock as a result of the Reincorporation.
Following the Reincorporation, the Company will be governed by the MGCL instead of the DGCL, and we will be governed by the form of Maryland Certificate of Incorporation (the “Maryland Charter”) and the form of Maryland Bylaws (the “Maryland Bylaws”), included as Appendix D and Appendix E, respectively, to this Proxy Statement. Approval of Proposal No. 3 will constitute approval of the Maryland Charter and Maryland Bylaws. Our current Second Amended and Restated Certificate of Incorporation, as amended (the “Delaware Charter”), and Amended and Restated By-Laws, as amended (the “Delaware Bylaws”), will no longer be applicable following completion of the Reincorporation. Copies of the Delaware Charter can be found via our current reports on Form 8-Ks filed with the SEC on November 12, 2021, March 10, 2022, July 27, 2022, September 23, 2022, and October 21, 2022. Copies of the Delaware Bylaws can be found via our current reports on Form 8-Ks filed with the SEC on, June 16, 2015, July 10, 2015, October 5, 2021 and November 14, 2022.
Reasons for the Reincorporation
The Board of the Company believes that the Reincorporation will enable our Company and stockholders to take advantage of the following benefits of incorporation in Maryland:
•
Maryland has no franchise tax for corporations. Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation’s aggregate number of shares of authorized stock, or (ii) the corporation’s capital structure as compared to its assets.

•
Maryland law provides (i) for a statutory standard of conduct for directors (ii) for broader exculpation of directors and officers from liability for money damages in lawsuits by stockholders or by or in the right of corporations and (iii) for broader indemnification and reimbursement of litigation expenses, which may facilitate the Company’s efforts to attract and retain qualified directors and officers.

•
Maryland law offers additional protections in the event of an unsolicited takeover attempt that the Company believes should better protect stockholder interests.

•
The charter of a Maryland corporation may permit the board of directors to amend the charter to increase or decrease outstanding shares of stock without a stockholder vote, which the Company believes will provide it with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise.

Although there are other differences between the DGCL and the MGCL, the Board of the Company does not believe that any of these differences will have a significant impact on the Company’s operations. See the section entitled “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL.”
Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL
Upon consummation of the conversion, the Company’s corporate affairs will be governed by the MGCL, the Maryland Charter and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the MGCL and the DGCL differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of Delaware Common Stock under the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws and those affecting holders of shares of Maryland Common Stock under the MGCL, the Maryland Charter and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the MGCL and the Maryland Charter and the Maryland Bylaws, copies of which are attached to this Proxy Statement as Appendixes D and E, respectively, and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.
With respect to the rights of stockholders under the DGCL and those of stockholders under the MGCL, the Maryland Charter and Maryland Bylaws provide for many of the same rights and obligations as the Company’s Delaware organizational documents, although the Maryland Charter and Maryland Bylaws differ from the Delaware organizational documents in certain respects. The Company’s management does not have any present intention of amending or otherwise altering the Maryland Charter or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of the Company’s present or future directors, make it in the Company’s best interests to amend or supplement the Maryland Charter or the Maryland Bylaws, or both, at some future date. Therefore, there can be no assurance that such Maryland organizational documents will not be amended or supplemented, including changes to provisions that directly affect the rights of stockholders. Stockholders also should refer to the DGCL and the MGCL with respect to the matters discussed in this Proxy Statement.
	DELAWARE	MARYLAND
Authorized Capital Stock:	The Delaware Charter authorizes 2,250,000,000 shares, of which (a) 1,750,000,000 are designated as common stock, par value $0.001 per share, and (b) 500,000,000 shares are designated as preferred stock, par value $0.001 per share, of which 200,000 shares are designated as “Series A Preferred Stock”, 12,000,000 shares are designated as “Series B Preferred Stock”, 40,000,000 shares are designated as “Series C Preferred Stock”, and 437,500,001 shares are designated as “Series D Preferred Stock”.	If Proposal No. 3 is approved at the Special Stockholders Meeting, the Maryland Charter will authorize 5,500,000,000 shares, of which (a) 5,000,000,000 shares will be designated as common stock, par value $0.001 per share, and (b) 500,000,000 shares are designated as preferred stock, par value $0.001 per share, of which 200,000 shares are designated as “Series A Preferred Stock”, 12,000,000 shares are designated as “Series B Preferred Stock”, 40,000,000 shares are designated as “Series C Preferred Stock”, and 437,500,001 shares are designated as “Series D Preferred Stock”.
Voting Rights:	Under the Delaware Charter, each holder of common stock is entitled to one vote for each share held on matters	Under the Maryland Charter, each holder of common stock will be entitled to one vote for each share held on

	DELAWARE	MARYLAND
	submitted to a vote of stockholders. The holder of each share of Series B Preferred Stock and each share of Series C Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series B Preferred Stock and/or Series C Preferred Stock, as applicable, could then be converted, and such holder and such holder thereof is entitled to vote with the Common Stock on such as-converted-to-common-stock basis.. The holder of each share of Series D Preferred Stock has no voting rights except in a liquidation event, issuance of equity security having a preference over the Series D Preferred Stock, amendment of the Company’s Certificate of Incorporation or bylaws that adversely affect the rights of the Series D Preferred Stock, corporate dissolution or bankruptcy, as set forth in Section 8 of the Certificate of Designation for Series D Preferred Stock. To the extent the holders of a share of Series D Preferred Stock is entitled to vote on a matter pursuant to Section 8, then the holder of each share of Series D Preferred Stock has the right to one vote for each share.	matters submitted to a vote of stockholders. The holder of each share of Series B Preferred Stock and each share of Series C Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series B Preferred Stock and/or Series C Preferred Stock, as applicable, could then be converted, and such holder thereof is entitled to vote with the Common Stock on such as-converted-to-common-stock basis. The holder of each share of Series D Preferred Stock has no voting rights except in a liquidation event, issuance of equity security having a preference over the Series D Preferred Stock, amendment of the Company’s Certificate of Incorporation or bylaws that adversely affect the rights of the Series D Preferred Stock, corporate dissolution or bankruptcy, as set forth in Section 8 of the Certificate of Designation for Series D Preferred Stock. To the extent the holders of a share of Series D Preferred Stock is entitled to vote on a matter pursuant to Section 8, then the holder of each share of Series D Preferred Stock has the right to one vote for each share.
Cumulative Voting Right:	Under the DGCL and the Delaware Charter, the holders of common stock do not have cumulative voting rights in the election of directors.	Under the Maryland Charter, the holders of common stock will not have cumulative voting rights in the election of directors.
Rights of Holders of Preferred Stock:	The Delaware Charter provides that the Board is authorized to fix the designation, powers, preferences, rights, and any qualifications, limitations, or restrictions of such preferred stock.	The Maryland Charter will provide that the Board is authorized to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of such preferred stock.
Number and Classification of Directors:	The Delaware Charter provides that the number of directors shall initially be seven (7) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Each
The Maryland Charter will provide that the number of directors is seven (7), which number may be increased or decreased only by the board of directors pursuant to the bylaws of the Corporation but shall never be less than the minimum number required by the MGCL.
The Maryland Charter will provide for a classified Board that all directors will be elected to hold office for staggered

	DELAWARE	MARYLAND

director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.
The Delaware Charter provides for a classified board of directors so that all directors will be elected to hold office for staggered three-year terms expiring at the third annual meeting following the annual meeting at which such director was elected.
three-year terms expiring at the third annual meeting following the annual meeting at which such director was elected.
Removal of Directors:	The Delaware Charter provides that any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.	The Maryland Charter will provide that any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Special Meetings of Stockholders:	The Delaware Bylaws and the Delaware Charter provide that the special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President (in the absence of a Chief Executive Officer) of the Corporation and may not be called by any other person. Furthermore, the Delaware Bylaws provide that whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board of Directors, special meetings of holders of such Preferred Stock.
The Maryland Bylaws will provide that the special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President. Special meetings of stockholders may also be called upon the written request of stockholders holding not less than majority of the votes entitled to be cast at the meeting.
Furthermore, the Maryland Bylaws will provide that whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board of Directors, special meetings of holders of such Preferred Stock.

Special Meetings of Board:	The Delaware Bylaws provide that special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board, President or Secretary on the written request of three directors. Notice of special meetings of the Board of Directors shall be given to each director at least three days before the date of the meeting in such manner as is determined	The Maryland Bylaws will provide that special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board, President or Secretary on the written request of three directors. Notice of special meetings of the Board of Directors shall be given to each director at least three days before the date of the meeting in such manner as is determined

	DELAWARE	MARYLAND
	by the Board of Directors.	by the Board of Directors.
Stockholder Action by Written Consent:
The DGCL permits corporate action without a meeting of stockholders of a corporation upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the corporation’s certificate of incorporation expressly provides otherwise.
The Delaware Bylaws provide that stockholders may not take any action by written consent without a meeting.

The MGCL permits Holders of common stock to vote generally in the election of directors to take action by less than unanimous written consent without a meeting only if authorized by the articles of incorporation.
Under MGCL, the Maryland Bylaws will provide that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting only by a unanimous consent of the stockholders entitled to vote on the matter.

Quorum of Stockholders:	Under the Delaware Bylaws, the presence, in person or by proxy, of the holders of a majority at least 33 1∕3% of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business.	Under the Maryland Bylaws, the presence, in person or by proxy, of the holders of a majority at least 33 1∕3% of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business.
Advance Notice Procedures for Stockholder Proposal or Director Nomination:	A stockholder entitled to vote at an annual meeting may nominate an individual for election as a director and propose business for consideration at the annual meeting by providing written notice as set forth in the Delaware Bylaws to the Secretary not less than 60 nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder in order to be timely must be so delivered no later than the 70th day prior to the date of the meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.	A stockholder entitled to vote at an annual meeting may nominate an individual for election as a director and propose business for consideration at the annual meeting by providing written notice as set forth in the Maryland Bylaws to the Secretary not less than 60 nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, that in the event that the date of the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder in order to be timely must be so delivered no later than the 70th day prior to the date of the meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Business Combinations with Certain Persons:
Section 203 of the DGCL provides that a corporation may not engage in any business combination with any “interested stockholder” for a three-year period following the time that such stockholder becomes an interested stockholder unless:
unless:
(1) prior to such date, the board of directors approved either the business
Under the MGCL, certain “business combinations” (as defined in the MGCL) between a Maryland corporation and an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Under the MGCL, an “interested stockholder” includes a person (other than the corporation or any subsidiary) who is:

DELAWARE	MARYLAND

combination or the transaction that resulted in the stockholder becoming an interested stockholder;
(2) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer); or
(3) on or subsequent to such date, the business combination is approved by the board of directors and by the affirmative vote at an annual or special meeting, and not by written consent, of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

•
the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting stock of the corporation after the date on which the corporation had 100 or more beneficial owners of its stock; or

•
is an affiliate or associate of the corporation and was the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the then outstanding stock of the corporation (i) at any time within the two-year period immediately prior to the date in question, and (ii) after the date on which the corporation had 100 or more beneficial owners of its stock.

Business combinations for the purposes of the preceding paragraph are defined by the MGCL to include certain mergers, consolidations, recapitalizations, share exchanges and asset transfers, some issuances and reclassifications of equity securities, the adoption of a plan of liquidation or dissolution or the receipt by an interested stockholder or its affiliate of any loan advance, guarantee, pledge or other financial assistance or tax advantage provided by the Company. After the five-year moratorium period, any such business combination must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation voting together as a single group; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than voting stock held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or by any affiliate or associate of the interested stockholder voting together as a single voting group.

The super-majority vote requirements will not apply if, among other things, the corporation’s stockholders receive an aggregate amount of cash and non-cash

	DELAWARE	MARYLAND
consideration that has a market value determined as of the valuation date and in accordance with the requirements of Section 3-603(b)(1) or (2), as applicable, of the MGCL for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the most recent time that the interested stockholder becomes an interested stockholder. As permitted by the MGCL, our board of directors intends to adopt a resolution exempting any business combination between us and any other person from the provisions of this statute.
Charter Amendments:
The DGCL provides that a corporation may amend its certificate of incorporation upon the adoption of a resolution setting forth the proposed amendment by the board of directors and thereafter by the affirmative vote of holders of a majority of the outstanding shares entitled to vote on the matter, unless the certificate of incorporation provides for a different vote of the stockholders.
The Delaware Charter provides that the charter may be amended in any manner permitted by the laws of the State of Delaware, except that the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal in ARTICLE XI or ARTICLE VII of the Delaware Charter.

Under MGCL, After the corporation issues shares, the board of directors may adopt an amendment without stockholder approval (if authorized or not prohibited by the articles of incorporation) to:
•
Increase or decrease the aggregate number of shares of stock or the number of shares of stock of any authorized class or series.

•
Effect a reverse stock split in specific circumstances for certain types of corporations.

•
Change the corporation’s name.

•
Change the name or other designation or the par value of any class or series of the corporation’s stock and the aggregate par value of the corporation’s stock.

If authorized by the articles of incorporation, the board of directors may file articles supplementary to classify or reclassify any unissued stock from time to time by setting or changing the stock’s preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The board of directors may not issue any of the stock that is classified, reclassified, or newly

	DELAWARE	MARYLAND

authorized by a charter amendment before the amendment becomes effective. In all other cases, amending the articles of incorporation requires stockholder approval.
The Maryland Charter will provide that the charter may be amended in any manner permitted by the laws of the State of Maryland, except that the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal ARTICLE XIII or ARTICLE IX of the Maryland Charter.

Bylaw Amendments:	The Delaware Bylaws may be amended, altered or repealed by the affirmative vote of the holders of 66 2∕3% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class or by a majority of the Board of Directors	The Maryland Bylaws may be amended, altered or repealed by the affirmative vote of the holders of 66 2∕3% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class or by a majority of the Board of Directors.
Extraordinary Transactions	Under the DGCL, generally, a merger, consolidation, sale of all or substantially all of a corporation’s assets (other than a sale to a wholly owned subsidiary) or dissolution must be approved by the corporation’s board of directors and a majority in voting power of the outstanding shares entitled to vote. The Delaware Organizational Documents do not contain any additional voting requirements with respect to charter amendments or extraordinary corporate actions.	Under the MGCL, a Maryland corporation generally may not dissolve, merge or consolidate with, or convert to, another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. The Maryland Charter provides that these actions must be approved by a majority of all the votes entitled to be cast on the matter.
Dividends:	The Delaware Bylaws provide that subject to limitations contained in Delaware Law and the certificate of incorporation, the Board of Directors may declare and pay dividends upon the	The Maryland Bylaws will provide that subject to limitations contained in MCGL and the certificate of incorporation, the Board of Directors may declare and pay dividends upon the

	DELAWARE	MARYLAND

shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.
The Delaware Charter provides that any dividends or distributions, other than dividends or distributions accruing or paid on shares of the Series C Preferred Stock pursuant to Article VI(B)1(a), shall be distributed among all holders of Common Stock and Preferred Stock in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Common Stock at the then effective conversion rate without regard to any limitations on the conversion of the Preferred Stock contained in the Delaware Charter.

shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.
The Maryland Charter will provide that any dividends or distributions, other than dividends or distributions accruing or paid on shares of the Series C Preferred Stock pursuant to Article VI, shall be distributed among all holders of common stock and preferred stock in proportion to the number of shares of common stock that would be held by each such holder if all shares of preferred stock were converted to common stock at the then effective conversion rate without regard to any limitations on the conversion of the preferred stock contained in the Maryland Charter.

Limitation of Liability:	As permitted by the DGCL, the Delaware Certificate of Incorporation provides that no director will have personal liability to the Company or any of its stockholders for money damages for breach of fiduciary duty as a director, provided however that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which such director derived an improper personal benefit.	As permitted by the MGCL, the Maryland Charter exculpates the directors and officers from liability to the corporation and its stockholders for money damages, except to the extent (i) it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.
Indemnification of Officers and Directors:	Pursuant to the DGCL, a corporation has the power to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not
Under MGCL, a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:
•
the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was a result of active and deliberate dishonesty; or

•
the director or officer actually received an improper personal benefit in

DELAWARE	MARYLAND

opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the individual’s conduct was unlawful.
The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action.
The DGCL permits a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon such individuals’ commitment to repay any advances unless it is determined ultimately that such individuals are entitled to be indemnified.
Under the DGCL, the rights to indemnification and advancement of expenses provided in the law are nonexclusive, in that, subject to public policy issues, indemnification and advancement of expenses beyond that provided by statute may be provided by bylaw, agreement, vote of stockholders, disinterested directors or otherwise.
The Delaware Charter contains indemnification provisions consistent with the DGCL.

money, property or services, or
•
in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, a Maryland corporation may not indemnify a director or officer in a suit by the Maryland corporation or in its right in which the director or officer was adjudged liable to the Maryland corporation or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in the corporation’s right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.
In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.
The Maryland Charter will provide that the directors and officers of the Corporation shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Maryland law.

	DELAWARE	MARYLAND
Stockholders’ Right to Inspect Books and Records:	The DGCL provides that any stockholder of record may demand to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order.	The MGCL provides that any stockholder, on written request, may inspect and copy during usual business hours the corporation’s bylaws, minutes of the proceedings of stockholders, annual statements of affairs, any voting trust agreements deposited with the corporation at the corporation’s principal office and a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request.
Appraisal and Dissenters Rights:
Under the DGCL, stockholders have appraisal rights in the event of certain corporate actions such as a merger or consolidation. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder.
If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholder meeting, a stockholder who wishes to assert dissenters’ rights must:
(1)
deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effected; and

(2)
not vote his shares in favor of the proposed action.

If fair value is unsettled, the DGCL provides for the dissenter and the corporation to petition the Delaware Court of Chancery.
Under the MGCL, a stockholder of a Maryland corporation generally has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if the corporation consolidates or merges with or converts into another corporation, the stockholder’s stock is to be acquired in a share exchange, the corporation transfers all or substantially all its assets, the corporation amends its charter in certain circumstances (unless the right to do so is reserved by the charter, which the Maryland Charter does) or the transaction is governed by or exempted from the applicable business combination provisions of the MGCL described above.
Exclusive Forum:	The Delaware Charter provides that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation arising pursuant to any provision of the DGCL or the Delaware Charter or Bylaws, or (iv) any action	The Maryland Bylaws will provide that unless the Company consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the Company, other than

DELAWARE	MARYLAND
asserting a claim against the Corporation governed by the internal affairs doctrine.
actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or to the stockholders of the Company, (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the charter of the Corporation or the Bylaws, or (e) any other action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine.
Furthermore, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Certain Anti-Takeover Effects and Provisions
The Delaware Certificate of Incorporation and the Delaware Bylaws contain various provisions that may be viewed as having anti-takeover effects. These include, but are not limited to, the following:
•
authorization of the board of directors to issue shares of preferred stock generally without stockholder approval;

•
advance notice requirements for stockholder proposals and director nominations;

•
requirements that special meetings of stockholders may only be called by the board of directors; and

•
not permitting cumulative voting in the election of directors.

The provisions of the type described in the bullet points in the immediately preceding paragraph are similar to those contained in the Maryland Charter and the Maryland Bylaws. However, the Maryland Bylaws also provide that special meetings of the stockholders may be called upon the written request of the stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting. In addition to the charter and bylaw provisions described above, the Company is subject to Section 203 of the DGCL, which imposes a three-year moratorium on certain business combinations with an “interested stockholder” unless one of three exceptions applies. See the section entitled “— Business Combinations with Certain Persons.” The board of directors of Mullen Maryland will adopt a resolution opting Mullen Maryland out of the comparable business combination statute contained in the MGCL (although the board of directors of Mullen Maryland may repeal or modify this resolution at any time in the future). See the section entitled “— Business Combinations with Certain Persons.” Through a provision in the Maryland Bylaws, Mullen Maryland has opted out of the Maryland control share acquisition statute (although Mullen Maryland could at any time become subject to the control share acquisition statute by amending the Maryland Bylaws to change the opt-out provision). See the sections entitled “— Business Combinations with Certain Persons” and “— Restrictions on Voting Rights.”

In addition, Subtitle 8 of Title 3 of the MGCL (“Subtitle 8”) permits a Maryland corporation with a class of equity securities registered under the Exchange Act and with at least three independent directors to elect to be subject to any or all of five provisions:
•
a classified board,

•
a two-thirds vote requirement to remove a director,

•
a requirement that the number of directors be fixed only by the vote of the directors,

•
a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred rather than until the next annual meeting of stockholders as would otherwise be the case, and

•
a majority requirement for the calling of a special meeting of stockholders.

An eligible Maryland corporation, including Mullen Maryland, upon consummation of the Conversion, is permitted to elect into this statute by provision in its charter or bylaws or by a resolution of its board of directors, without stockholder approval and notwithstanding any other provision in its charter or bylaws. Pursuant to Subtitle 8, Mullen Maryland has elected in the Maryland Charter, at such time as it becomes eligible to do so, to provide that vacancies on the board of directors of Griffin Maryland may be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred. Through provisions in the Maryland Charter and/or the Maryland Bylaws unrelated to Subtitle 8, Mullen Maryland will (i) provide that, subject to the rights of holders of shares of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of all the votes entitled to be cast generally for the election of directors, (ii) vest in the board of directors of Mullen Maryland the exclusive power to fix the number of directorships and (iii) require, unless called by board of directors of Mullen Maryland, the written request of stockholders entitled to cast a majority of all of the votes entitled to be cast at such a meeting to call a special meeting of stockholders.
Anti-takeover provisions in the DGCL and MGCL and in the corporate governance structure of both the Company and Mullen Maryland could have the effect of delaying, deferring or preventing an acquisition of the Company or Mullen Maryland or stock purchases in furtherance of an acquisition, and could, under certain circumstances, delay, defer or prevent transactions which might otherwise have a favorable effect on the price of the Delaware Common Stock or Maryland Common Stock. These provisions may make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the respective board of directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.
Regulatory Approvals and Effective Time
If approved by the requisite vote of the holders of shares of Common Stock and Preferred Stock, we expect the Reincorporation to become effective upon the filing of the Maryland Charter and an Articles of Conversion from a Non-Maryland Corporation to a Maryland Corporation with the Maryland Secretary of State in accordance with the MGCL.
Consequences If Proposal No. 3 Is Not Approved
If Proposal No. 3 is not approved by the stockholders, the Company will continue to operate and pay Delaware franchise taxes. In the future, the Company’s Board of Directors may seek certain amendments to the Delaware Charter or re-submit a proposal to the stockholders asking them to approve the reincorporation of the Company in the State of Maryland.
Securities Law Consequences
After the Reincorporation, we will continue to be a publicly held company, shares of Common Stock will continue to be traded on the Nasdaq Capital Market under the symbol “MULN,” and we will continue to file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. We and our stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our stockholders were prior to the Reincorporation.
Effect of Not Obtaining the Required Vote for Approval
If the Reincorporation Proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and we will continue to be incorporated in Delaware.
Abandonment, Deferral, and Amendment
Notwithstanding a favorable vote of the stockholders, the Board of Directors may decide to abandon or defer the Reincorporation prior to its effectiveness. The Plan of Conversion, however, may not be amended after stockholder approval if the amendment would have a material adverse effect on the rights of stockholders or violate applicable law.
Vote Required for Approval of this Proposal and Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of the Reincorporation Proposal will require the affirmative vote of a majority of the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock (voting on an as-converted to Common Stock basis) and Series C Preferred Stock (voting on an as-converted to Common Stock basis), all voting together, present in person or represented by proxy at the Special Meeting and entitled to vote thereon, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the Reincorporation Proposal.
Proposal No. 3 is a non-routine matter. If you own shares through a bank, broker or other holder of record, those shares may not be voted on Proposal No. 3 by such bank, broker or other holder of record without your instructions. Broker non-votes will have the effect of a vote against the proposal. Abstentions will have no effect on the proposal, based on the Company’s Second Amended and Restated Bylaws. Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REINCORPORATION OF OUR COMPANY IN MARYLAND.

PROPOSAL NO. 4: NASDAQ LISTING RULE 5635(D) PROPOSAL
APPROVAL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D) OF THE ISSUANCE OF $150 MILLION IN CONVERTIBLE NOTES AND UP TO $190 MILLION IN ADDITIONAL SHARES OF SERIES D PREFERRED STOCK, EACH CONVERTIBLE INTO SHARES OF COMMON STOCK AND WARRANTS EXERCISABLE INTO SHARES OF COMMON STOCK AND ANY FUTURE ADJUSTMENTS OF CONVERSION PRICE OF THE NOTES AND SERIES D PREFERRED STOCK OR EXERCISE PRICE OF THE WARRANTS
The information set forth in this Proposal No. 4 is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, as amended by Amendment No. 1 dated June 23, 2022, Amendment No. 2 dated September 19, 2022 and Amendment No. 3 dated November 15, 2022, and the forms of Warrant, Note and the Certificate of Designation for Series D Preferred Stock attached thereto, attached as Exhibit 10.1 to our Current Reports on Form 8-K filed with the SEC on June 10, 2022, June 23, 2022, September 23, 2022 and November 21, 2022. Stockholders are urged to carefully read these documents.
General
On June 7, 2022, we entered into a securities purchase agreement (as amended, the “Securities Purchase Agreement”), with certain investors, pursuant to which upon the terms and subject to the conditions contained therein and solely upon the request of the Company, the investors were originally required to purchase an aggregate of $275 million (the “Commitment Amount”) of the Company’s Series D Convertible Preferred Stock), and five-year warrants exercisable for shares of Common Stock (the “Warrants”). On September 19, 2022, pursuant to Amendment No. 2 to the Securities Purchase Agreement, the investors paid $35 million in exchange for shares of Series D Preferred Stock and Warrants equal 185% of the shares of Series D Preferred Stock purchased by the investors.
On November 15, 2022, the Company entered into Amendment No. 3 to the Securities Purchase Agreement (“Amendment No. 3”). Pursuant to Amendment No. 3, the investors agreed that upon payment of $150 million and in lieu of receiving shares of Series D Preferred Stock and Warrants, the investors shall receive notes convertible into shares of the Company’s Common Stock (the “Notes”). The Notes accrue interest at a rate of fifteen percent (15%) per annum. The outstanding principal and accrued but unpaid interest on the Notes convert into shares of Common Stock (i) automatically and mandatorily (and without further action required by the investors) on the Record Date, and (ii) at any time or times at the discretion of the holder. The conversion price per share of Common Stock is equal to the lower of (i) $0.303, the closing price of the Common Stock on Nasdaq on November 14, 2022, and (ii) (A) if mandatorily converted on the Record Date, the closing price of the Common Stock on Nasdaq on November 18, 2022 or (B) if converted after January 3, 2023 the closing price of the Common Stock on Nasdaq on January 3, 2023, both (A) and (B) being subject to a floor price of $0.10 per share.
The Notes will not be convertible by a holder to the extent that (i) the holder or any of its affiliates would beneficially own in excess of 9.9% of the Common Stock, (ii) the number of shares of Common Stock issued upon conversion of the Note, when combined with the number of authorized shares of Common Stock then outstanding on the Record Date, may not exceed the number of shares of Common Stock authorized pursuant to the Company’s certificate of incorporation, or (iii) the aggregate number of shares of Common Stock issued in connection with the conversion or exchange of all Notes, at any time exceeds 19.9% of the total number of shares of Common Stock outstanding or of the voting power of the Common Stock as of November 15, 2022, unless the Company has obtained stockholder approval in compliance with Nasdaq Listing Rule 5635(d).
For no additional consideration, for every share of Common Stock issued to a holder upon conversion of a Note, the holder shall receive Warrants exercisable for 185% of the Common Stock at an exercise price equal to the conversion price applicable at the time of conversion of such Note, subject to further adjustment as provided in the Warrant.
Amendment No. 3 further provides that the remaining $90 million of the Commitment Amount shall, upon delivery of notice by the Company to the investors which may or may not be exercised by the Company in its sole discretion, be paid in two tranches, on January 24, 2023 and February 24, 2023 (each, a “Purchase

Date”). The purchase price per share of Series D Preferred Stock will be the lower of (i) $1.27, the closing price of the Company’s stock on the date the Securities Purchase Agreement was executed, or (ii) the closing price of the Common Stock on the trading day immediately preceding the respective Purchase Date, subject to a floor price of $0.10 per share. For no additional consideration, for every share of Series D Preferred Stock purchased, such investor shall receive Warrants exercisable for 185% shares of Series D Preferred Stock purchased by the investors at an exercise price equal to the purchase price for shares of Series D Preferred Stock.
The Company agreed that it shall obtain the approval of its stockholders and file an amendment to its certificate of incorporation such that the number of authorized and unissued shares of Common Stock is equal to 100% of the maximum number of shares of Common Stock issuable upon conversion of the Series D Preferred Stock, 250% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants and 100% of the maximum number of shares of Common stock issuable upon conversion of all Notes or otherwise issuable to satisfy the Company’s obligations to issue shares of Common Stock under any such instruments. The Company also agreed that no later than December 23, 2022 it shall file a registration statement registering for resale the shares issuable upon conversion of all Notes and all Warrants.
Finally, Amendment No. 3 further provides that from April 1, 2023 until June 30, 2023, the investors shall have the right, but not the obligation, at any time from time to time, in each investors sole and absolute discretion to purchase from the Company additional shares of Series D Preferred Stock in an amount equal to such Buyer’s pro rata portion of $100,000,000 on the same terms and conditions as applicable to the purchase and sale of shares of Series D Preferred Stock as provided under the Securities Purchase Agreement, including that each investor exercising such right shall receive a proportional amount of Warrants exercisable for 110% of shares of Series D Preferred Stock purchased by the investors at an exercise price equal to the purchase price for shares of Series D Preferred Stock.
Description of Series D Preferred Stock
The Company has designated shares of Preferred Stock as Series D Convertible Preferred Stock with the following rights:
Voting Rights.   Except as provided by law, the Series D Preferred Stock will have no voting rights except that approval from a majority in interest of the Series D Preferred Stock, voting as a separate class, is required in the case of (i) a voluntary dissolution, liquidation or winding up of the Company or voluntary petition for bankruptcy or assignment for the benefit of creditors, (ii) a merger or consolidation of the Company with or into another entity, (iii) a Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation), (iv) any amendment to the Second Amended and Restated Certificate of Incorporation or the Company’s bylaws which adversely affects the rights, preferences and privileges of the Series D Preferred, or (v) any authorization or issuance of any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over or parity with the Series D Preferred Stock.
Conversion.   The Series D Preferred Stock will automatically be converted into shares of Common Stock at the applicable Conversion Rate at the time in effect immediately upon (A) the issuance of shares of Common Stock underlying the Series D Preferred Stock being registered pursuant to the Securities Act and such registration remaining effective, (B) the trading price for the Company’s Common Stock being more than two times the Series D Conversion Price for 20 trading days in any period of 30 consecutive trading days on the Nasdaq Capital Market, and (C) the average daily trading dollar volume of Common Stock during such 20 trading days is equal to or greater than $27.5 million. The Series D Preferred Stock is convertible at the option of each holder at any time into the number of shares of Common Stock determined by dividing the Series D Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the Series D Conversion Price (the “Conversion Rate”), in effect on the date the certificate is surrendered for conversion. The initial “Series D Conversion Price” is the Series D Original Issue Price, subject to adjustment as set forth in the amended and restated certificate of incorporation. The Series D Preferred Stock will not be convertible by a holder to the extent that the holder or any of its affiliates would beneficially own in excess of 9.99% of the Common Stock, subject to certain protections as provided in the amended and restated certificate of incorporation.

Dividends.   The Series D Preferred Stock will bear a cumulative 15.0% per annum fixed dividend payable no later than the 5th day after the end of each month on the Series D Original Issue Price plus unpaid accrued and accumulated dividends. “Series D Original Issue Price” means for each share of the Series D Preferred Stock the lower of (i) $1.27 or (ii) the closing price of the Common Stock on the trading day immediately preceding the Purchase Date (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series D Preferred Stock). Dividends on the Series D Preferred Stock will be prior to any dividends on any other series of Preferred Stock or the Common Stock. The Company may elect to pay dividends for any month with a paid-in-kind election (“PIK”) if (i) the shares issuable further to the PIK are subject to an effective registration statement, (ii) the Company is then in compliance with all listing requirements of Nasdaq and (iii) the average daily trading dollar volume of the Company’s common stock for ten trading days in any period of twenty consecutive trading days on the NASDAQ is equal to or greater than $27.5 million.
Redemption Rights.   There will be no mandatory redemption date, but, subject to the conditions set forth below, all, but not less than all, of the shares will be redeemable by the Company at any time, provided that if the Company issues notice to redeem, the buyers shall have 15 days to convert such shares to Common Stock prior to the date of redemption. The redemption price is equal to the Series D Original Issue Price, plus accrued and accumulated dividends, (whether or not declared (the “Series D Redemption Price”). The conditions to the redemption will be as follows: (i) the shares have been issued and outstanding for at least one year, (ii) the issuance of the shares of Common Stock underlying the shares has been registered pursuant to the Securities Act and the registration statement is effective, and (iii) the trading price for the Common Stock is less than the Series D Conversion Price (as such term is defined in the amended and restated certificate of incorporation) for 20 trading days in any period of 30 consecutive trading days on the Nasdaq CM. In addition to the above, the shares will also be redeemable in accordance with the following schedule provided the issuance of shares of Common Stock underlying the shares has been registered and the registration statement remains effective:
•
Year 1:   No Redemption

•
Year 2:   Redemption at 120% of the Series D Redemption Price

•
Year 3:   Redemption at 115% of the Series D Redemption Price

•
Year 4:   Redemption at 110% of the Series D Redemption Price

•
Year 5:   Redemption at 105% of the Series D Redemption Price

•
Year 6 and thereafter:   Redemption at 100% of the Series D Redemption Price

Description of the Warrants
The Company must reserve out of authorized and unissued shares a number of shares of Common Stock equal to 250% of the maximum number of shares of Common Stock that are issuable upon exercise of the Warrants from time to time. If the Company fails to timely deliver shares upon exercise of the Warrant, the Company will be required to either (A) pay the holder for each trading day on which shares are not delivered 1% of the product of the number of shares not so issued multiplied by the closing sale price of the Common Stock on the trading day immediately preceding the required delivery date, or (B) if the holder purchases shares of Common Stock in anticipation of delivery of shares upon exercise of the Warrant, cash in an amount equal to holder’s total purchase price of such shares.
The Warrants will provide for cashless exercise pursuant to which the holder will receive upon exercise a “net number” of shares of Common Stock determined according to the following formula (the “Cashless Exercise”):
Net Number = (A x B) / C
For purposes of the foregoing formula:
A= The total number of shares with respect to which the Warrant is then being exercised.
B= The Black Scholes Value (as described below).

C= The lower of the two Closing Bid Prices of the Common Stock in the two days prior the time of such exercise (as such Closing Bid Price is defined in Section 16 herein), but in any event not less than $0.10.
For purposes of the cashless exercise, “Black Scholes Value” means the Black Scholes value of an option for one share of Common Stock at the date of the applicable Cashless Exercise, as such Black Scholes value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Exercise Price, as adjusted, (ii) a risk-free interest rate corresponding to the U.S. Treasury rate, (iii) a strike price equal to the Exercise Price in effect at the time of the applicable Cashless Exercise, (iv) an expected volatility equal to 135%, and (v) a deemed remaining term of the Warrant of 5 years (regardless of the actual remaining term of the Warrant).
The exercise price and number of shares issuable upon exercise of the Warrants will further be adjusted upon the occurrence of certain events and holders will be allowed to participate in certain issuances and distributions (subject to certain limitations and restrictions), including certain stock dividends and splits, dilutive issuances of additional common stock, and dilutive issuances of, or changes in option price or rate of conversion of, options or convertible securities, as well as the issuance of purchase rights or distributions of assets.
If, during restricted period, the Company effects a subsequent financing, including the issuance of options and convertible securities, any Common Stock, issued or sold or deemed to have been issued or sold) for a consideration per share less than a price equal to the current exercise price of the Warrant (a “Dilutive Issuance”), then immediately after such issuance, the exercise price will be reduced (and in no event increased) to the price per share as determined in accordance with the following formula:
EP2 = EP1 x (A + B) / (A + C)
For purposes of the foregoing formula:
A= The total number of Warrant Shares with respect to which this Warrant may be exercised.
B= The total number of shares of Common Stock that would be issued or issuable under the Dilutive Issuance if issued at a per share equal to EP1.
C= The total number of shares of Common Stock actually issued or issuable under the Dilutive Issuance.
EP1= The Exercise Price in effect immediately prior to a Dilutive Issuance.
EP2= The Exercise Price immediately after such Dilutive Issuance; provided, however, that such price shall in no event be less than $0.10 per share of Common Stock.
“Restricted period” means the period commencing on the Purchase Date and ending on the earlier of (i) the date immediately following the 90th day after a registration statement registering for the securities has been declared effective by the SEC and (ii) the 90th day after the securities purchased are saleable under Rule 144 without the requirement for current public information and without volume or manner of sale limitations.
The Warrants will provide for certain purchase rights whereby if the Company grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock, then the holder will be entitled to acquire such purchase rights which the holder could have acquired if the holder had held the number of shares of Common Stock acquirable upon complete exercise of the Warrant.
The exercisability of the Warrants may also be limited if, upon exercise, the holder and its affiliates would in aggregate beneficially own more than 9.99% of the Common Stock.
The Company would also agree not to enter into any fundamental, transaction, such as a merger, sale of more than 50% of the outstanding voting shares, sale of substantially all assets, or business combination, unless the successor entity assumes all of the obligations of the Company under the Warrants and the other transaction documents related to the Warrants.

Reasons for Requesting Stockholder Approval
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”).
The potential issuance of the shares of Common Stock underlying the Notes, the Series D Preferred Stock and Warrants issuable under the Securities Purchase Agreement does not constitute a public offering under the Nasdaq Listing Rules.
The Board has determined that the sale of the Notes, the Series D Preferred Stock and the Warrants and the issuance of shares of Common Stock pursuant to the Notes, the Series D Preferred Stock and the Warrants, is in the best interests of the Company and its stockholders because of the Company’s potential need to obtain additional financing.
The issuance of the Notes, the shares of Series D Preferred Stock and Warrants pursuant to the Securities Purchase Agreement, including Amendment No.3, will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.
For example, if the Company issues $340 million (including the full Commitment Amount under the Securities Purchase Agreement plus each investor exercising in full its rights to additional purchases under Amendment No. 3) in Notes and shares of Series D Preferred Stock, convertible into shares of Common Stock at $0.303 per share, the closing price of the Common Stock on Nasdaq on November 14, 2022, then it would issue approximately 1.12 billion shares of Common Stock (without giving effect to the Reverse Stock Split). Further, under such a scenario the Company would issue Warrants for an additional 1.83 billion shares of Common Stock (without giving effect to the Reverse Stock Split). Further, under such a scenario the Company would issue Warrants for an additional 1.56 billion shares of Common Stock (without giving effect to the Reverse Stock Split). As described above, the Warrants contain anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by the Company in connection with the exercise of the Warrants. No assurance can be given that any shares of Common Stock will be issued upon exercise of the Warrants, or that additional shares of Common Stock will not be issued in the event that the number of shares of Common Stock issuable upon the exercise of the Warrants does not increase pursuant to the terms of such Warrants.
Unlike Nasdaq Rule 5635, which limits the aggregate number of shares of Common Stock the Company may issue to the investors, the Notes, the Series D Preferred Stock and the Warrants provide a beneficial ownership limitation (as described above) that limits the number of shares each investor may beneficially own at any one time. Consequently, the number of shares of Common Stock an investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. In addition, the investors may sell some or all of the shares they receive upon conversion or exercise of the Notes, the Series D Preferred Stock and Warrants, permitting them to acquire additional shares in compliance with the beneficial ownership limitation.
Possible Effects of Disapproval of this Proposal
Our Board is not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement, as amended, or Amendment No.3. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing the Notes and Warrants and any shares of Common Stock upon conversion and exercise of such or any shares of Series D Preferred Stock pursuant to the investors rights to purchase in the aggregate an additional $100 million of Series D Preferred Stock, if the issuance of such shares of Common Stock would exceed 19.99% of the Company’s outstanding shares of Common Stock or otherwise exceed the aggregate number of shares of Common Stock which the Company may issue without breaching our obligations under the rules and regulations of Nasdaq.

If this Proposal No. 4 is not approved by our stockholders, we will not be able to issue and sell these securities pursuant to the Securities Purchase Agreement, as amended by Amendment No.3, thereby preventing us from raising additional funds. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If we were unsuccessful in raising additional capital, we would be required to curtail our plans to expand our manufacturing and sales capabilities and instead reduce operating expenses, dispose of assets, as well as seek extended terms on our obligations, the effect of which would adversely impact future operating results.
Vote Required for Approval of this Proposal and Recommendation
You may vote in favor of or against this proposal or you may abstain from voting. Approval of the Nasdaq Listing Rule 5635(d) Proposal will require the affirmative vote of a majority of the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock (voting on an as-converted to Common Stock basis) and Series C Preferred Stock (voting on an as-converted to Common Stock basis), all voting together, present in person or represented by proxy at the Special Meeting and entitled to vote thereon, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of the Nasdaq Listing Rule 5635(d) Proposal.
Proposal No. 4 is a non-routine matter. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 4 in order for them to vote your shares so that your vote can be counted. Abstentions will have no effect on the proposal, based on the Company’s Amended and Restated Bylaws. Broker non-votes will not be counted as for any purpose and will have no effect on the result of the vote, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF $150 MILLION IN CONVERTIBLE NOTES AND UP TO $190 MILLION IN ADDITIONAL SHARES OF SERIES D PREFERRED STOCK, EACH CONVERTIBLE INTO SHARES OF COMMON STOCK AND WARRANTS EXERCISABLE INTO SHARES OF COMMON STOCK AND ANY FUTURE ADJUSTMENTS OF CONVERSION PRICE OF THE NOTES AND SERIES D PREFERRED STOCK OR EXERCISE PRICE OF THE WARRANTS.

PROPOSAL NO. 5: THE ADJOURNMENT PROPOSAL
APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE PROPOSALS OR ESTABLISH A QUORUM
If at the Special Meeting, the number of votes represented by shares of capital stock entitled to vote present or represented and voting in favor of Proposals No. 1, 2, 3, or 4 is insufficient to approve a proposal or establish a quorum, our management may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of such proposals.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning or postponing the Special Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of any or all of the proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn or postpone the Special Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.
Vote Required for Approval of this Proposal and Recommendation
The affirmative vote of the majority of votes represented by shares present in person or represented by proxy and entitled to vote thereon at the Special Meeting is required to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal No.1, 2, 3, or 4 or establish a quorum. Abstentions will be the equivalent of votes against this proposal and broker non-votes will not have an effect on the outcome of this proposal.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT ANY OF THE PROPOSALS OR ESTABLISH A QUORUM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below contains information regarding the beneficial ownership of our Common Stock by (i) each person who is known to us to beneficially own more than 5% of our Common Stock, (ii) each of our directors and director-nominees, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with SEC rules and regulations.
Each stockholder’s percentage of ownership in the following table is based upon, as applicable, the following shares outstanding as of the Record Date:
Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	1,659,097,754	One/share	1,659,097,754
Series A Preferred Stock	1,925	1,000/share	1,925,000
Series B Preferred Stock	0	One/share on an as-converted to common basis	0
Series C Preferred Stock	1,211,757	One/share on an as-converted to common basis	1,211,757
Series D Preferred Stock	363,097	One/share	363,097
Each share of Series A Preferred Stock converts into 100 shares of Common Stock. The Series C Preferred are convertible at any time by the holder into shares of Common Stock on a share-for-share basis. Holders of Series D Preferred Stock. The Series D Preferred Stock converts into the number of shares of Common Stock determined by dividing the Series D Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the conversion price, in effect on the date the certificate is surrendered for conversion.
Under the terms of the Preferred Stock, Notes and warrants, a holder may not convert or exercise, as applicable, the Preferred Stock, Notes or Warrants into Common Stock to the extent such exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99%, as applicable, of our then outstanding Common Stock following such conversion or exercise, excluding for purposes of such determination Common Stock issuable upon conversion of other convertible securities which have not been converted or exercised. The number of shares in the table does not reflect this limitation.
To our knowledge, except as otherwise noted below and subject to applicable community property laws, each person or entity named in the following table has the sole voting and investment power with respect to all shares that he, she or it beneficially owns. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Mullen Automotive Inc. 1405 Pioneer Street, Brea, CA 92821.
	Common Stock(1)		Total Voting Power(2)
Name of Beneficial Owners	Shares	%	%
Named Executive Officers and Directors
David Michery(3)	690,391,537	33.4%	33.4%
Jonathan New	8,611	*	*
Calin Popa	309,729	*	*
Mary Winter	87,453	*	*
Jonathan K. Andersen	500,000	*	*
Mark Betor	159,869	*	*
William Miltner	18,611	*	*
Ignacio Novoa	283,000	*	*
Kent Puckett	18,611	*	*
Directors and Executive Officers as a Group (9 Persons)(3)	691,777,421	33.4%	33.5%

	Common Stock(1)		Total Voting Power(2)
Name of Beneficial Owners	Shares	%	%
5% Beneficial Owners:
Acuitas Group Holdings, LLC(4)	80,301,289	4.4%	4.4%
Esousa Holdings LLC(5)	81,907,312	4.5%	4.5%
Davis-Rice Pty Limited(6)	40,150,642	2.3%	2.3%

*
Indicates less than 1%.

(1)
In computing the number of shares of Common Stock beneficially owned by a person and the percentage of beneficial ownership of that person, shares of Common Stock underlying notes, options, warrants or shares of Preferred Stock held by that person that are convertible or exercisable, as the case may be, within 60 days of the Record Date are included. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Percentage total voting power represents voting power with respect to all outstanding shares of Common Stock, Series A Preferred, Series B Preferred Stock, and Series C Preferred. The Series D Preferred Stock has no voting rights except under limited circumstances. The Common Stock, Series A Preferred, Series B Preferred Stock, and Series C Preferred vote together as a single class on all matters submitted to a vote of stockholders, except as may otherwise be required by the terms of the Second Amended and Restated Certificate of Incorporation of the Company or as may be required by law. Each holder of Series A Preferred is entitled to 1,000 votes per share and each share of the Series B Preferred Stock and Series C Preferred Stock is entitled to one vote per share. Percentage total voting power also includes any shares of Common Stock underlying notes, options, and warrants held by that person that are convertible or exercisable, as the case may be, within 60 days of the record Date.

(3)
With regards to David Michery, consists of (i) 56,085,896 shares of Common Stock held directly by Mr. Michery, and (ii) the following shares over which Mr. Michery has voting power pursuant to Voting Agreements (as described below): (a) 224,005,491 shares of Common Stock, (b) 192,500 shares of Common Stock issuable upon conversion of 1,925 shares of Series A Preferred Stock, (c) 1,211,757 shares of Common Stock issuable upon conversion of Series C Preferred Stock, (d) 363,097 shares of Common Stock issuable upon conversion of Series D Preferred Stock, and (d) 408,532,797 shares of Common Stock issuable upon exercise of warrants. Excludes Notes convertible into shares of Common Stock, as further described in Proposal No. 4. Effective as of November 4, 2021, Mr. Michery entered into voting agreements with certain holders of the Company’s securities (the “Voting Agreements”) pursuant to which such holders agreed to vote as directed by Mr. Michery, and also granted Mr. Michery an irrevocable proxy, at any annual or special meeting of stockholders or through the solicitation of a written consent of stockholders, and in some cases only with respect to any meeting at which an election of directors of the Company or any proposal to approve a change of control of the Company, which includes a merger, sale or other disposition of the securities of the Company or all or substantially all of its assets, is presented. The Voting Agreements have a term of three years or longer.

(4)
Terren Peizer serves as the Chief Executive Officer of Acuitas Capital, LLC. The amount beneficially owned excludes (a)  148,557,387 shares of Common Stock underlying warrants, and (b) additional shares of Common Stock issuable upon full conversion of a Note, which as of the Record Date had a remaining principal amount outstanding of approximately $33.0 million. Inclusion of the shares of Common Stock underlying the warrants and Note would cause the stockholder to beneficially own more than 5% of Common Stock as of the Record Date; however, the full exercise of the warrants and conversion of the Note is subject to stockholder approval, as further described in Proposal No. 4, as well as an increase in the Company’s authorized shares of Common Stock, as further described in Proposal No. 2 as a result of the Reverse Stock Split and Proposal No. 2 regarding the Authorized Share Increase. Securities held by Acuitas Group Holdings, LLC are subject to a 9.99% beneficial ownership limitation pursuant to the terms of warrants, preferred stock and/or convertible notes held by the stockholder, in that such derivative securities may not be exercisable, exchangeable or convertible, as applicable, to the extent that the holder or any of its affiliates would beneficially own in excess of 9.9% of the number of shares of Common Stock issuable upon exercise or conversion of such securities calculated in accordance with Section 13(d) of the Exchange Act. M. Peizer is the chairman of Acuitas Group Holdings, LLC and may be deemed to have sole voting and investment power over such shares. The address for Acuitas Capital, LLC is 2120 Colorado Avenue, #230, Santa Monica, CA 90404.
(5)
Michael Wachs serves as the sole Managing Member of Esousa Holdings, LLC. The amount beneficially owned excludes (a) 151,528,527 shares of Common Stock underlying warrants, (b) and 458 shares of Common Stock issuable upon conversion of the same number of shares of Series C Preferred Stock, and (c) additional shares of Common Stock issuable upon full conversion of a Note, which as of the Record Date had a remaining principal amount outstanding of approximately $33.7 million. Inclusion of the shares of Common Stock underlying the warrants, Series C Preferred Stock and Note would cause the stockholder to beneficially own more than 5% of Common Stock as of the Record Date; however, the full exercise of the warrants and conversion of the Note is subject to stockholder approval, as further described in Proposal No. 4, as well as an increase in the Company’s authorized shares of Common Stock, as further described in Proposal No. 2 as a result of the Reverse Stock Split and Proposal No. 2 regarding the Authorized Share Increase. Securities held by Esousa Holdings LLC are subject to a 9.99% beneficial ownership limitation pursuant to the terms of warrants, preferred stock and/or convertible notes held by the stockholder, in that such derivative securities may not be exercisable, exchangeable or convertible, as applicable, to the extent that the holder or any of its affiliates would beneficially own in excess of 9.9% of the number of shares of Common Stock issuable upon exercise or conversion of such securities calculated in accordance with Section 13(d) of the Exchange Act. The address for Esousa Holdings, LLC and Michael Wachs is 211 E 43rd St, 4th Fl, New York, NY 10017.

(6)
The amount beneficially owned excludes (a) 74,278,6887 shares of Common Stock underlying warrants and (b) additional shares of Common Stock issuable upon full conversion of a Note, which as of the Record Date had a remaining principal amount outstanding of approximately $16.5 million. Inclusion of the shares of Common Stock underlying the warrants, and Note would cause the stockholder to beneficially own more than 5% of Common Stock as of the Record Date; however the full exercise of the warrants and conversion of the Note is subject to stockholder approval, as further described in Proposal No. 4, as well as an increase in the Company’s authorized shares of Common Stock, as further described in Proposal No. 2 as a result of the Reverse Stock Split and Proposal No. 2 regarding the Authorized Share Increase. Securities held by Davis-Rice Pty Limited are subject to a 9.99% beneficial ownership limitation pursuant to the terms of warrants, preferred stock and/or convertible notes held by the stockholder, in that such derivative securities may not be exercisable, exchangeable or convertible, as applicable, to the extent that the holder or any of its affiliates would beneficially own in excess of 9.9% of the number of shares of Common Stock issuable upon exercise or conversion of such securities calculated in accordance with Section 13(d) of the Exchange Act. Shares held by Davis-Rice Pty Limited may be deemed to be beneficially owned by Timothy Davis-Rice, who serves as the Director of Davis-Rice Pty Limited. The address for Davis-Rice Pty Limited is 4 Murchison Street, Mittagong, NSW 2575, Australia.

Series AA Preferred Stock
The table below sets forth, as of November 21, 2022, the names and beneficial ownership of those who hold more than 5% of the outstanding shares of our Series AA Preferred Stock.
	Beneficial Ownership of Series AA Preferred Stock
Name of Beneficial Owner	Shares	Percent
David Michery(1)	1	100%

(1)
The share of Series AA Preferred Stock has 1,300,000,000 votes per share and votes together with the outstanding shares of the Company’s Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, as a single class exclusively with respect to any proposals to amend the Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock. The outstanding share of Preferred Stock will be redeemed in whole, but not in part, at any time: (i) if such redemption is ordered by the Board of Directors in its sole discretion or (ii) automatically upon the approval of Proposal No. 1.

STOCKHOLDER PROPOSALS
Proposals to Be Included in Proxy Statement
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2023 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than February 28, 2023 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for the 2022 annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to Be Submitted for Annual Meeting
Stockholders who wish to submit a proposal for consideration at our 2023 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days (May 27, 2023) nor more than 90 days (April 27, 2023) prior to the first anniversary of the preceding year’s annual meeting of stockholders. The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.
In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered no later than 70 days prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.
Mailing Instructions
In each case, proposals should be delivered to 1405 Pioneer Street, Brea, California 92821, Attention: Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about any proposal by contacting us at the following address or telephone number:
Mullen Automotive Inc.,
Attn: Stockholder Relations
1405 Pioneer Street,
Brea, California 92821
Tel: (714) 613-1900
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Kingsdale Advisors
Strategic Shareholder Advisor and Proxy Solicitation Agent
745 Fifth Avenue, 5th Floor
New York, NY 10151
North American Toll Free Phone: 1-877-659-1819
Call Collect Outside North America: 917-933-2442
Email: contactus@kingsdaleadvisors.com
In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 16, 2022.
STOCKHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS
Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Stockholder Relations, Mullen Automotive Inc., 1405 Pioneer Street, Brea, California 92821, or by telephone at (714) 613-1900 specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Mullen Automotive Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.

OTHER BUSINESS
As of the date of this proxy statement, the Board does not intend to present at the Special Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties.
By order of the Board of Directors
/s/ David Michery

David Michery, Chief Executive Officer
Dated: November 25, 2022
Brea, California

Appendix A
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MULLEN AUTOMOTIVE INC.
(a Delaware corporation)
MULLEN AUTOMOTIVE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST: The name of the Corporation is Mullen Automotive Inc. The original Certificate of Incorporation of the Corporation was filed on October 2, 2012. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed on November 5, 2021 and amended on March 8, 2022 and July 26, 2022 (collectively, the “Current Certificate”).
SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the “DGCL”) the Board of Directors of the Corporation has duly adopted, and the outstanding stock entitled to vote thereon, have approved the amendments to the Current Certificate set forth in this Certificate of Amendment.
THIRD: Pursuant to Section 242 of the DGCL, the Section A of Article III of the Current Certificate is hereby amended and restated as follows:
A.   Classes of Stock.   This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is [Two Billion Two Hundred Fifty Million (2,250,000,000)]. The total number of shares of common stock authorized to be issued is [One Billion Seven Hundred Fifty Million (1,750,000,000)], par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is Five Hundred Million (500,000,000), par value $0.001 per share (the “Preferred Stock”), of which Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock”, Twelve Million (12,000,000) shares are designated as “Series B Preferred Stock”, Forty Million (40,000,000) shares are designated as “Series C Preferred Stock”, and Four Hundred Thirty-Seven Million Five Hundred Thousand One (437,500,001) shares are designated as “Series D Preferred Stock.” Effective at 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment with the Delaware Secretary of State, every [           ] ([           ]) outstanding shares of Common Stock of the corporation will be combined into and automatically become one (1) outstanding share of Common Stock of the corporation (the “Reverse Stock Split”) and the authorized shares of the corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the Reverse Stock Split; all shares of Common Stock that are held by a stockholder will be aggregated subsequent to the Reverse Stock Split and each fractional share resulting from such aggregation held by a stockholder shall be cancelled. In lieu of any interest in a fractional share to which a stockholder would otherwise be entitled as a result of the Reverse Stock Split, such holder shall be entitled to receive a cash amount equal to the value of such fractional share based on the closing price of the Common Stock as of the effective date of the Reverse Stock Split.
[Remainder of Page Intentionally Left Blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this        day of         , 202[•], and the foregoing facts stated herein are true and correct.
By:

Name:
David Michery

Title:
Chief Executive Officer, President and Chairman of the Board

A-2

Appendix B
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MULLEN AUTOMOTIVE INC.
(a Delaware corporation)
MULLEN AUTOMOTIVE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST: The name of the Corporation is Mullen Automotive Inc. The original Certificate of Incorporation of the Corporation was filed on October 2, 2012. The Second Amended and Restated Certificate of Incorporation of the Corporation was filed on November 5, 2021 and amended on March 8, 2022 and July 26, 2022 (collectively, the “Current Certificate”).
SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the “DGCL”) the Board of Directors of the Corporation has duly adopted, and the outstanding stock entitled to vote thereon, have approved the amendments to the Current Certificate set forth in this Certificate of Amendment.
THIRD: Pursuant to Section 242 of the DGCL, the Section A of Article III of the Current Certificate is hereby amended and restated as follows:
A.   Classes of Stock.   This corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that this corporation is authorized to issue is Five Billion Five Hundred Million (5,500,000,000). The total number of shares of common stock authorized to be issued is Five Billion (5,000,000,000), par value $0.001 per share (the “Common Stock”). The total number of shares of preferred stock authorized to be issued is Five Hundred Million (500,000,000), par value $0.001 per share (the “Preferred Stock”), of which Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock”, Twelve Million (12,000,000) shares are designated as “Series B Preferred Stock”, Forty Million (40,000,000) shares are designated as “Series C Preferred Stock”, and Four Hundred Thirty-Seven Million Five Hundred Thousand One (437,500,001) shares are designated as “Series D Preferred Stock.”
[Remainder of Page Intentionally Left Blank]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this         day of        , 202[•], and the foregoing facts stated herein are true and correct.
By:

Name:
David Michery

Title:
Chief Executive Officer, President and Chairman of the Board

B-2

Appendix C
PLAN OF CONVERSION
OF
MULLEN AUTOMOTIVE INC.
Pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Sections 3-901 and 3-902 of the Maryland General Corporation Law (the “MGCL”), this Plan of Conversion (the “Plan of Conversion”) has been adopted by Mullen Automotive, Inc., a Delaware corporation (the “Company”), as of December [•], 2022, for the purpose of effecting a conversion of Mullen Automotive Inc., a Delaware Corporation into Mullen Automotive Inc., a Maryland Corporation.
WHEREAS, the Company is a corporation duly organized and existing under the laws of Delaware and is authorized to issue 1,750,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”) and 500,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of which 200,000 shares are designated as “Series A Preferred Stock”, 12,000,000 shares are designated as “Series B Preferred Stock”, 40,000,000 shares are designated as “Series C Preferred Stock”, and 437,500,001 shares are designated as “Series D Preferred Stock;
WHEREAS, the Company desires to convert into a Maryland Corporation on the terms set forth herein (the “Conversion”); and
WHEREAS, the Board of Directors of the Company (the “Board”) has adopted a resolution approving this Plan of Conversion;
NOW, THEREFORE, the Company agrees as follows:
1.
Conversion.   The Company shall reincorporate from Maryland to Delaware by converting to a Maryland Corporation pursuant to Sections 3-901 and 3-902 of the MGCL and Section 266 of the DGCL. Following the conversion, the Company shall be governed by the laws of the State of Maryland. The conversion of the Company in Maryland is referred to as the “Conversion.”

2.
Stockholder Approval.   The Company shall submit this Plan of Conversion to its stockholders for approval at the Company’s Special Meeting of Stockholders.

3.
Effective Date.   The Conversion shall be effective upon the filing of an Articles of Conversion from a Non-Maryland Corporation to a Maryland Corporation (the “Articles of Conversion”) with the Secretary of State of the State of Maryland, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained. The time of such effectiveness is referred to as the “Effective Date.”

4.
Common Stock.   On the Effective Date, by virtue of the Conversion and without any action on the part of the holders thereof, each share of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock of the Company issued and outstanding immediately prior thereto shall be unchanged, shall continue to represent one share of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock, as applicable, of the Company as a Maryland corporation, and shall remain issued and outstanding immediately after consummation of the Conversion.

5.
Options and Restricted Equity.   On the Effective Date, by virtue of the Conversion and without any action on the part of the holders thereof, all stock options, stock appreciation rights, restricted stock units and other restricted equity outstanding and unexercised as of the Effective Date and awarded under the Company’s equity plans in effect on the Effective Date shall continue and remain in effect upon the same terms and conditions as were in effect immediately prior to the Conversion, and the Company shall continue to reserve that number of shares of Common Stock with respect to each such equity plan as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions thereof.

6.
Warrant.   On the Effective Date, by virtue of the Conversion and without any action on the part of the holders thereof, all warrants issued immediately prior thereto shall be unchanged, shall

C-1

continue and remain in effect upon the same terms and conditions as were in effect immediately prior to the Conversion, and the Company shall continue to reserve that number of shares of Common Stock with respect to such warrants as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions thereof.
7.
Stock Certificates.   On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of the Common Stock Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock of the Company shall be deemed for all purposes to continue to evidence ownership of and to represent the shares of the Company into which the shares represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Company evidenced by such outstanding certificate as above provided.

8.
Succession.   On the Effective Date, all of the rights, privileges, debts, liabilities, powers and property of the Company as a Delaware corporation shall continue to be the rights, privileges, debts, liabilities, powers and property of the Company as a Maryland corporation in the manner and as more fully set forth in Section 3-904 of the MGCL. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, agreements, contracts and other assets of every kind and description of the Company shall continue to be vested in and devolved upon the Company without further act or deed. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall continue to be obligations of the Company.

9.
Certificate of Incorporation and By-laws.   Immediately prior to or simultaneously with the filing of the Articles of Conversion, the Company shall file the Certificate of Incorporation in the form of Exhibit A hereto (the “Certificate of Incorporation”) with the Secretary of State of Maryland, which shall become the Certificate of Incorporation of the Company as of the Effective Date. The Bylaws set forth as Exhibit B hereto (the “Bylaws”) shall become the Bylaws of the Company as of the Effective Date.

10.
Directors and Officers.   The members of the Board and the officers of the Company immediately prior to the Effective Date shall continue in office following the Effective Date until the expiration of their respective terms of office and until their successors have been elected and qualified.

11.
Amendment.   This Plan of Conversion may be amended by the Board at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this plan by the stockholders of the Company shall not alter or change (a) the amount or kind of shares or other securities, obligations, rights to acquire shares or other securities, cash, or other property to be received by the stockholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, or (c) any of the terms and conditions of this Plan of Conversion if such alteration or change would adversely affect the holders of any class or series of stock of the Company in any material respect.

12.
Abandonment or Deferral.   At any time before the Effective Date, this Plan of Conversion may be terminated and the Conversion may be abandoned by the Board, notwithstanding the approval of this Plan of Conversion by the stockholders of the Company or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board, such action would be in the best interests of the Company. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect and there shall be no liability on the part of the Company, the Board or the Company’s stockholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Conversion or in respect of this Plan of Conversion or relating thereto.

This Plan of Conversion has been adopted by the Board as of December   , 2022.

C-2

In Witness Whereof, the undersigned has caused this Plan of Conversion to be signed as of          , 2022.
Mullen Automotive Inc.
By:

Chief Executive Officer, President and
Chairman of the Board

Exhibit A
Maryland Certificate of Incorporation

Exhibit B
Maryland Bylaws

Appendix D
ARTICLES OF INCORPORATION
OF MULLEN AUTOMOTIVE INC.
a Maryland corporation
ARTICLE I
The undersigned,            , whose business address is            , being at least 18 years of age, acting as incorporator, does hereby form a corporation under the general laws of the State of Maryland and files these Articles of Incorporation.
ARTICLE II
The name of the corporation is MULLEN AUTOMOTIVE INC. (the “Corporation”)
ARTICLE III
The purpose for which this Corporation is formed is to engage in any lawful act or activity for which a corporation may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE IV
The street address of the principal office of the Corporation in the State of Maryland is c/o Telos Legal Corp., 245 West Chase Street, Baltimore, Maryland 21201.
ARTICLE V
The name of the resident agent of the Corporation in the State of Maryland is Telos Legal Corp. The address of the resident agent is 245 West Chase Street, Baltimore, Maryland 21201.
ARTICLE VI
A.   Authorized Stock.   This Corporation is authorized to issue two classes of stock to be designated, respectively, common stock and preferred stock. The total number of shares that the Corporation is authorized to issue is [Five Billion Five Hundred Million (5,500,000,000)], consisting of:
1.   [Five Billion (5,000,000,000)] shares of common stock, par value $0.001 per share (the “Common Stock”); and
2.   Five Hundred Million (500,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which
(a)   Two Hundred Thousand (200,000) shares are designated as “Series A Preferred Stock”,
(b)   Twelve Million (12,000,000) shares are designated as “Series B Preferred Stock”,
(c)   Forty Million (40,000,000) shares are designated as “Series C Preferred Stock”, and
(d)   Four Hundred Thirty Seven Million Five Hundred Thousand and One (437,500,001) shares are designated as “Series D Preferred Stock”.
The aggregate par value of all the authorized shares of capital stock is Five Billion Five Hundred Million dollars ($5,500,000.00). Except to the extent required by governing law, rule or regulation, the shares of capital stock may be issued from time to time by the Board of Directors without further approval of the stockholders of the Corporation. The Corporation shall have the authority to purchase its capital stock out of funds lawfully available therefor, which funds shall include, without limitation, the Corporation’s unreserved and unrestricted capital surplus. The Board of Directors, pursuant to a resolution approved by a majority of the Whole Board (rounded up to the nearest whole number), and without action by the stockholders, may amend these Articles to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. For the purposes of these Articles, the term “Whole Board” shall mean the total number of directors that the Corporation would have if there were no vacancies on the Board of Directors at the time any such resolution is presented to the Board of Directors for adoption.
Definitions.   For the purposes hereof, the following terms shall have the following meanings:
“Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 of the Securities Act.
“Articles” means the Articles of Incorporation of the Corporation filed with the Secretary of State of the State of Maryland on [•], 20  , as the same may thereafter be amended from time to time.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“MGCL” means the Maryland General Corporation Law
“person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government ( or an agency or subdivision thereof) or other entity of any kind.
“Securities” means any class or series of Common Stock, the Preferred Stock and the underlying shares, options and/or warrants and the underlying shares, and/or the aggregate thereof.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded. provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market ( or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
B.   Rights, Preferences and Restrictions of Preferred Stock.   The Board of Directors is hereby expressly authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each such series. The number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required by law or pursuant to the terms of such Preferred Stock. The power of the stockholders to increase or decrease the authorized shares of the Preferred Stock shall not limit any of the powers of the Board of Directors provided under these Articles. The rights, preferences, privileges and restrictions granted to and imposed on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock are as set forth below in this Article VI(B).
1.   Dividends.
(a)   From and after the date of issuance of any share of the Series C Preferred Stock, a cumulative dividend shall accrue, whether or not declared by the board of directors of this Corporation and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 15.0% per annum on the sum of the Series C Original Issue Price (as defined below) plus all unpaid accrued and accumulated dividends thereon. All accrued dividends on any share of the Series C Preferred Stock shall be paid in cash only when, as and if declared by the Board out of funds legally available therefor or upon a liquidation or redemption of the Series C Preferred Stock in accordance with the provisions of Article III(B)2(b) or Article III(B)3(a); provided, that to the extent not paid on the fifth (5th) calendar day after the last day of each month (each such date, a “Series C Dividend Payment Date”), all accrued dividends on any share of the Series C Preferred Stock shall accumulate and compound on the applicable Series C Dividend Payment Date whether or not declared by the board of directors of this corporation and shall remain accumulated, compounding dividends until paid pursuant hereto or converted pursuant to Article III(B)4. All accrued and accumulated dividends on the shares of the Series C Preferred Stock as accrued pursuant to this Article III(B)1(a) shall be prior and in preference to any dividend on any other series of Preferred Stock or the Common Stock and shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any other series of Preferred Stock or the Common Stock, other than to declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock. This Corporation may elect to pay dividends for any month with a paid-in-kind election (“PIK”) if (i) the issuance of the shares of Common Stock issuable further to the PIK has been registered pursuant to the Securities Act and such registration remains effective, (ii) this Corporation is then in compliance with all listing requirements of the Nasdaq Capital Market and (iii) the average daily trading dollar volume of this Corporation’s Common Stock for ten trading days in any period of twenty (20) consecutive trading days on the Nasdaq Capital Market is equal to or greater than $2 million.
From and after the date of issuance of any share of the Series D Preferred Stock, a cumulative dividend shall accrue, whether or not declared by the board of directors of this Corporation and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 15.0% per annum on the sum of the Series D Original Issue Price (as defined below) plus all unpaid accrued and accumulated dividends thereon. All accrued dividends on any share of the Series D Preferred Stock shall be paid in cash only when, as and if declared by the Board out of funds legally available therefor or upon a liquidation or redemption of the Series D Preferred Stock in accordance with the provisions of these Articles: provided, that to the extent not paid on the fifth (5th) calendar day after the last day of each month (each such date, a “Series D Dividend Payment Date”), all accrued dividends on any share of the Series D Preferred Stock shall accumulate and compound on the applicable Series D Dividend Payment Date whether or not declared by the board of directors of this Corporation and shall remain accumulated, compounding dividends until paid pursuant hereto or converted pursuant to these Articles. All accrued and accumulated dividends on the shares of the Series D Preferred Stock as accrued pursuant to this Article III(B)1(a) shall be prior and in preference to any dividend on any other series of Preferred Stock or the Common Stock and shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any other series of Preferred Stock or the Common Stock, other than to declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock. This Corporation may elect to pay dividends for any month with a PIK if (i) the issuance of the shares of Common Stock issuable further to the PIK has been registered pursuant to the Securities Act and such registration remains effective, (ii) this Corporation is then in compliance with all listing requirements of the Nasdaq Capital Market and (iii) the average daily trading dollar volume of this Corporation’s Common Stock for ten (10) Trading Days in any period of twenty (20) consecutive Trading Days on the Nasdaq Capital Market is greater than Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000).
(b)   Any dividends or distributions, other than dividends or distributions accruing or paid on shares of the Series C Preferred Stock pursuant to Article III(B)1(a), shall be distributed among all holders of Common Stock and Preferred Stock in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Common Stock at the then effective conversion rate without regard to any limitations on the conversion of the Preferred Stock contained in these Articles. Any dividends or distributions, other than dividends or distributions accruing or paid on shares of the Series D Preferred Stock pursuant to Article III(B)1(a) shall be distributed among all holders of Common Stock and Preferred Stock in proportion to the number of shares of Common Stock that would be held by each such holder if all shares of Preferred Stock were converted to Common Stock at the then effective conversion rate without regard to any limitations on the conversion of the Preferred Stock contained in these Articles.
2.   Liquidation Preference.
(a)   In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of the other series of Preferred Stock or the Common Stock by reason of their ownership thereof, an amount per share equal to the Series B Original Issue Price (as defined below), plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (a). For purposes of these Amended and Restated Certificate of Incorporation, “Series B Original Issue Price” shall mean $8.84 per share for each share of the Series B Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series B Preferred Stock).
(b)   Upon the completion of the distribution required by subsection (a) of this Section 2, the holders of Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any Proceeds to the holders of the Series B Preferred Stock or the holders of the Series A Preferred Stock or the Common Stock, and after the holders of the Series B Preferred Stock, by reason of their ownership thereof, an amount per share equal to the Series C Original Issue Price (as defined below), plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (b). For purposes of these Articles, “Series C Original Issue Price” shall mean $8.84 per share for each share of the Series C Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series C Preferred Stock).
(c)   Upon the completion of the distribution required by subsections (a) and (b) of this Section 2, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any Proceeds to the holders of the Common Stock, by reason of their ownership thereof, $1.29 per share for each share of the Series A Preferred Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series A Preferred Stock), plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (c). Upon the completion of the distribution required by subsection (a), (b) and the first and second sentence of this subsection (c) of this Section 2, any remaining Proceeds available for distribution to shareholders shall be distributed among the holders of Common Stock pro rata, based on the number of shares of Common Stock held by each (assuming full conversion of all such Preferred Stock).
(d)   In the event of any Liquidation Event (as defined below), either voluntary or involuntary, the holders of Series D Preferred Stock shall be entitled to receive, prior and in preference to any distribution of the Proceeds of such Liquidation Event to the holders of the other series of Preferred Stock or the Common Stock by reason of their ownership thereof, an amount per share equal to the Series D Original Price (as defined below), plus declared but unpaid dividends on such share. If, upon the occurrence of such event, the Proceeds thus distributed among the holders of the Series D Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire Proceeds legally available for distribution shall be distributed ratably among the holders of the Series D Preferred Stock in proportion to the full preferential amount that each such holder is otherwise entitled to receive under this subsection (c). For purposes of these Articles, “Series D Original Issue Price” shall mean for each share of the Series D Preferred Stock the lower of (i) $1.27 or (ii) the closing price of the Common Stock on the Trading Market on the Trading Day immediately preceding the Purchase Notice Date (in each case, as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Series D Preferred Stock).
Upon the completion of the distributions required by subsections (a), (b) and (c), and the completion of the distribution required by Article VI(C)2(a) and Article VI(B)2(b) and the first and second sentences of Article VI(B)2(c) of the Articles, any remaining Proceeds available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata, based on the number of shares of Common Stock held by each (assuming full conversion of all Preferred Stock).
(e)   Notwithstanding the above, for purposes of determining the amount each holder of shares of Preferred Stock is entitled to receive with respect to a Liquidation Event, each such holder of shares of a series of Preferred Stock shall be deemed to have converted (regardless of whether such holder actually converted) such holder’s shares of such series into shares of Common Stock immediately prior to the Liquidation Event (without regard to any limitations on the conversion of the Preferred Stock contained in these Articles) if, as a result of an actual conversion, such holder would receive, in the aggregate, an amount greater than the amount that would be distributed to such holder if such holder did not convert such series of Preferred Stock into shares of Common Stock. If any such holder shall be deemed to have converted shares of Preferred Stock into Common Stock pursuant to this paragraph, then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Preferred Stock that have not converted (or have not been deemed to have converted) into shares of Common Stock.
(f)   (i)   For purposes of this Section 2, a “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of this Corporation’s assets, (B) the consummation of the merger or consolidation of this corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of this Corporation immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the capital stock of this corporation or the surviving or acquiring entity), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of this corporation’s securities), of this Corporation’s Securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of this Corporation or (D) a liquidation, dissolution or winding up of this corporation; provided, however, that a transaction shall not constitute a Liquidation Event if its sole purpose is to change the state of this Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held this Corporation’s Securities immediately prior to such transaction. Notwithstanding the prior sentence, the sale of shares of Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock in a financing transaction shall not be deemed a “Liquidation Event.” The treatment of any particular transaction or series of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of a majority of each outstanding class or series of Preferred Stock.
(ii)   In any Liquidation Event, if the consideration received by this Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors of this Corporation. Any securities shall be valued as follows:
(A)   Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1)   If traded on a securities exchange or through the Nasdaq, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the twenty (20) Trading Day period ending three (3) Trading Days prior to the closing;
(2)   If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the twenty (20) Trading Day period ending three (3) Trading Days prior to the closing; and
(3)   If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board of Directors of this corporation and the holders of at least a majority of the voting power of each class or series of outstanding Preferred Stock.
(B)   The method of valuation of securities subject to investment letter or other restrictions on free marketability ( other than restrictions arising solely by virtue of a stockholder’s status as an Affiliate or former Affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by this Corporation and the holders of at least a majority of the voting power of each class or series of outstanding Preferred Stock.
(C)   The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event may be superseded by any determination of such value set forth in the definitive agreements governing such Liquidation Event.
(iii)   In the event the requirements of this Section 2 are not complied with, this Corporation shall forthwith either:
(A)   cause such closing to be postponed until such time as the requirements of this Section 2 have been complied with; or
(B)   cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(c)(iv) hereof.
(iv)   This Corporation shall give each holder of record of Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and this Corporation shall thereafter give such holders prompt notice of any changes. The transaction shall in no event take place sooner than twenty (20) days after this Corporation has given the first notice provided for herein or sooner than ten (10) days after this Corporation has given notice of any changes provided for herein: provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that (i) are entitled to such notice rights or similar notice rights and (ii) represent at least a majority of the voting power of all then outstanding shares of such class or series of Preferred Stock. The holders of the outstanding Preferred Stock can waive the notice requirements described in this subsection (iv) upon the affirmative vote or written consent of the holders of at least a majority of the shares of each class or series of Preferred Stock then outstanding.
3.   Redemption.
(a)   Subject to the conditions and other provisions of this Article VI(B)3(a), this Corporation shall have the right to elect to redeem, out of funds legally available therefore, all (but not less than all) of the then outstanding shares of the Series C Preferred Stock in accordance with the following conditions:

(i)   at any time for a price per share equal to the Series C Original Issue Price, plus all unpaid accrued and accumulated dividends on such share (whether or not declared) (the “Series C Redemption Price”), provided: (A) the Series C Preferred Stock has been issued and outstanding for a period of at least one (1) year, (B) the issuance of the shares of Common Stock underlying the Series C Pref erred Stock has been registered pursuant to the Securities Act and such registration remains effective, and (C) the trading price for this Corporation’s Common Stock is less than the Series C Conversion Price for twenty (20) trading days in any period of thirty (30) consecutive trading days on the Nasdaq Capital Markets; or
(ii)   in accordance with the following schedule; provided the issuance of shares of Common Stock underlying the Series C Preferred Stock has been registered pursuant to the Securities Act and such registration remains effective:
Year 1	No Redemption
Year 2	Redemption at 120% of the Series C Redemption Price
Year 3	Redemption at 115% of the Series C Redemption Price
Year 4	Redemption at 110% of the Series C Redemption Price
Year 5	Redemption at 105% of the Series C Redemption Price
Year 6 and thereafter	Redemption at 100% of the Series C Redemption Price
Any such redemption shall occur not less than fifteen (15) days following receipt by the holders of the Series C Preferred Stock of a written election notice (the “Series C Election Notice”) from this Corporation stating this corporation’s intent to exercise this election and the date upon which such redemption shall take effect (the “Series C Redemption Date”). Upon receipt of a Series C Election Notice, all holders of the Series C Preferred Stock shall be deemed to have consented to have all of their shares of the Series C Preferred Stock redeemed pursuant to this Article III(B)3(a); provided, that notwithstanding anything to the contrary contained herein, each holder of shares of Series C Preferred Stock shall have the right to elect prior to the Series C Redemption Date to give effect to the conversion rights contained in Article III(B)4 instead of giving effect to the provisions contained in this Article III(B)3(a) with respect to the shares of Series C Preferred Stock held by such holder.
(b)   Subject to the conditions and other provisions of this Article VI(B)3(b), this Corporation shall have the right to elect to redeem, out of funds legally available therefore, all (but not less than all) of the then outstanding shares of the Series D Preferred Stock in accordance with the following conditions:
(i)   at any time for a price per share equal to the Series D Original Issue Price, plus all unpaid accrued and accumulated dividends on such share (whether or not declared) (the “Series D Redemption Price”). provided: (A) the Series D Preferred Stock has been issued and outstanding for a period of at least one (1) year, (B) the issuance of the shares of Common Stock underlying the Series D Preferred Stock has been registered pursuant to the Securities Act and such registration remains effective, and (C) the trading price for this Corporation’s Common Stock is less than the Series D Conversion Price for twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days on the Nasdaq Capital Markets; or
(ii)   in accordance with the following schedule; provided the issuance of shares of Common Stock underlying the Series D Preferred Stock has been registered pursuant to the Securities Act and such registration remains effective:
Year 1	No Redemption
Year 2	Redemption at 120% of the Series D Redemption Price
Year 3	Redemption at 115% of the Series D Redemption Price
Year 4	Redemption at 110% of the Series D Redemption Price
Year 5	Redemption at 105% of the Series D Redemption Price
Year 6 and thereafter	Redemption at 100% of the Series D Redemption Price

Any such redemption shall occur not less than fifteen (15) days following receipt by the holders of the Series D Preferred Stock of a written election notice (the “Series D Election Notice”) from this Corporation stating this Corporation’s intent to exercise this election and the date upon which such redemption shall take effect (the “Series D Redemption Date”). Upon receipt of a Series D Election Notice, all holders of the Series D Preferred Stock shall be deemed to have consented to have all of their shares of the Series D Preferred Stock redeemed pursuant to this Article III(B)3(b); provided, that notwithstanding anything to the contrary contained herein, each holder of shares of Series D Preferred Stock shall have the right to elect prior to the Series D Redemption Date to give effect to the conversion rights contained in Article III(B)4 instead of giving effect to the provisions contained in this Article III(B)3(b) with respect to the shares of Series D Preferred Stock held by such holder.
(c)   The Series A Preferred Stock and Series B Preferred Stock are not redeemable.
4.   Conversion.   The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):
(a)   Right to Convert.
(i)   Each share of Series B Preferred Stock and each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series B Original Issue Price or Series C Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the Series B Conversion Price or Series C Conversion Price, as applicable (in each case, the “Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial “Series B Conversion Price” shall be the Series B Original Issue Price and the initial “Series C Conversion Price” shall be the Series C Original Issue Price; provided, however, that the Series B Conversion Price and the Series C Conversion Price shall be subject to adjustment as set forth in this Section 4.
(ii)   Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into one hundred (100) fully paid and nonassessable shares of Common Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock).
(iii)   Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series D Original Issue Price (plus all unpaid accrued and accumulated dividends thereon, as applicable, whether or not declared), by the Series D Conversion Price (the “Conversion Rate”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial “Series D Conversion Price” shall be the Series D Original Issue Price; provided, however, that the Series D Conversion Price shall be subject to adjustment as set forth in this Section 4. Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this Corporation or any transfer agent for such stock, into one (1) fully paid and nonassessable share of Common Stock (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock).
(b)   Automatic Conversion.
(i)   Subject to subsection 4(d) below, each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Rate at the time in effect immediately upon (A) the issuance of shares of Common Stock underlying the Series D Preferred Stock being registered pursuant to the Securities Act and such registration remaining effective, (B) the trading price for this Corporation’s Common Stock being more than two times the Series D Conversion Price for twenty (20) Trading Days in any period of thirty (30)

consecutive Trading Days on the Nasdaq Capital Market, and (C) the average daily trading dollar volume of this Corporation’s Common Stock during such twenty (20) Trading Days is equal to or greater than Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000).
(ii)   Subject to subsection 4(d) below, each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Rate at the time in effect immediately upon (A) the issuance of shares of Common Stock underlying the Series C Preferred Stock being registered pursuant to the Securities Act and such registration remaining effective, (B) the trading price for this Corporation’s Common Stock being more than two times the Series C Conversion Price for twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days on the Nasdaq Capital Market, and (C) the average daily trading dollar volume of this Corporation’s Common Stock during such twenty (20) Trading Days is equal to or greater than $4.0 million.
(iii)   Subject to subsection 4(d) below, each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Conversion Rate at the time in effect immediately upon the earlier of (i) this Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form S-3 under the Securities Act, as amended, the public offering price of which was not less than $100,000,000 in the aggregate (a “Qualified Public Offering”) or (ii) the date specified by written consent or agreement of the holders of the then outstanding shares of Series B Preferred Stock.
(iv)   Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock on a 100-for-1 basis (as adjusted for any stock splits, stock dividends, combinations, recapitalizations or the like with respect to the Common Stock) upon the earlier of (i) a Qualified Public Offering or (ii) the date specified by written consent or agreement of the holders of the then outstanding shares of Series A Preferred Stock.
(c)   Mechanics of Conversion.   Before any holder of Preferred Stock shall be entitled to voluntarily convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities. If the conversion is in connection with Automatic Conversion provisions of subsection 4(b) above, such conversion shall be deemed to have been made on the conversion date described in the shareholder consent approving such conversion, and the persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock as of such date.
(d)   Limitations on Conversion.   Notwithstanding anything to the contrary contained in these Articles, the Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock shall not be convertible by a holder to the extent (but only to the extent) that the holder or any of its Affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the holder’s Series B Preferred Stock or Series C Preferred Stock or Series D Preferred Stock shall be convertible (vis-a-vis other convertible securities owned by the holder or any of its Affiliates) and of which such securities shall be convertible (as among all such securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Corporation for conversion. No prior inability to convert the Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor holder of the Series B Preferred Stock or a successor holder of the Series C Preferred Stock or a successor holder of the Series D Preferred Stock, as applicable. The holders of Common Stock shall be third party beneficiaries of this paragraph and the Corporation may not amend or waive this paragraph without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the holder, the Corporation shall within one (1) Business Day confirm orally and in writing to the holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion of convertible securities into Common Stock, including, without limitation, pursuant to these Articles or securities issued pursuant to these Articles. By written notice to the Corporation, any holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Corporation, and (ii) any such increase or decrease will apply only to such holder sending such notice and not to any other holder.
(e)   Conversion Price Adjustments of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock for Certain Dilutive Issuances, Splits and Combinations.   The Series B Conversion Price, the Series C Conversion Price and the Series D Conversion Price shall be subject to adjustment from time to time as follows:
(i)   (A)   If this Corporation shall issue, on or after the date upon which these Articles are accepted for filing by the Maryland State Department of Assessments & Taxation (the “Filing Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable, in effect immediately prior to the issuance of such Additional Stock, the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable, by a fraction, the numerator of which shall be (1) the number of shares of Common Stock Outstanding immediately prior to such issuance plus (2) the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at the then-existing Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable; and the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issuance plus 0the number of shares of such Additional Stock. For purposes of this subsection 4(e)(i)(A), the term “Common Stock Outstanding” shall mean and include the following: (1) outstanding Common Stock, (2) Common Stock issuable upon conversion of outstanding Preferred Stock (without regard to any limitations on the conversion of the Preferred Stock contained in these Articles), (3) Common Stock issuable upon exercise of outstanding stock options, and (4) Common Stock issuable upon exercise (and, in the case of warrants to purchase Preferred Stock, conversion) of outstanding warrants. Shares described in (1) through (4) above shall be included whether vested or unvested, whether contingent or non-contingent and whether exercisable or not yet exercisable.

(B)   No adjustment of the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 4(e)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.
(C)   In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.
(D)   In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors, irrespective of any accounting treatment.
(E)   In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 4(e)(i) and subsection 4(e)(ii):
(1)   The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(e)(i)(C) and (e)(i)(D)), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.
(2)   The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments), any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(e)(i)(C) and (e)(i)(D)).
(3)   In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof; the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.
(4)   Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.
(5)   The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(e)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(e)(i)(E)(3) or (4).
(ii)   “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(e)(i)(E)) by this Corporation on or after the Filing Date other than:
(A)   Common Stock issued pursuant to a transaction described in subsection 4(e)(iii) hereof;
(B)   Common Stock issued to employees, directors, consultants and other service providers for the primary purpose of soliciting or retaining their services pursuant to plans or agreements approved by this Corporation’s Board of Directors, provided, however, that the total number of shares exempt pursuant to this sub-section shall not exceed 10% of the Corporation’s total number of shares of Common Stock issued and outstanding on a fully diluted basis at such time of issuance;
(C)   Common Stock issued pursuant to a Qualified Public Offering;
(D)   Common Stock issued pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the Filing Date;
(E)   Common Stock issued in connection with a bona fide business acquisition of or by this Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;
(F)   Common Stock issued or deemed issued pursuant to subsection 4(e)(i)(E) as a result of a decrease in the Conversion Price of any series of Preferred Stock resulting from the operation of this subsection 4(e);
(G)   Common Stock issued or deemed issued in connection with bank debt, equipment leases or similar credit facilities, provided such issuances are for other than primarily equity financing purposes and approved by the Board of Directors; or
(H)   Common Stock issued upon conversion of the Preferred Stock.
(iii)   In the event this Corporation should at any time or from time to time after the Filing Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock without a corresponding split or subdivision of the Series B Preferred Stock and/or Series C Preferred Stock and/or Series D Preferred Stock, as applicable, or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series B Preferred Stock and/or Series C Preferred Stock and/or Series D Preferred Stock, as applicable, shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 4(e)(i)(E).
(iv)   If the number of shares of Common Stock outstanding at any time after the Filing Date is decreased by a combination of the outstanding shares of Common Stock, without a corresponding decrease of the Series B Preferred Stock and/or Series C Preferred Stock and/or Series D Preferred Stock, as applicable, then, following the record date of such combination, the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable, shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.
(f)   Other Distributions.   In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 4(e)(iii), then, in each such case for the purpose of this subsection 4(f), the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this Corporation entitled to receive such distribution without regard to any limitations on the conversion of the Preferred Stock contained in these Articles.
(g)   Recapitalizations.   If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or Section 2) the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of this Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.
(h)   No Fractional Shares and Certificate as to Adjustments.
(i)   No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock and the aggregate number of shares of Common Stock to be issued to particular shareholders, shall either, at the Corporation’s option, be rounded (A) up to the nest whole share or (B) down to the nearest whole share and the Corporation shall pay in cash the fair value of any fractional shares as of the time when entitled to receive such fractions are determined, provided, however, that the Corporation may not round down if the nearest whole share is less than one (1).
(ii)   Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock and/or Series C

Preferred Stock and/or Series D Preferred Stock, as applicable, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable, at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series B Preferred Stock and/or Series C Preferred Stock and/or Series B Preferred Stock, as applicable.
(i)   Notices of Record Date.   In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, this Corporation shall mail to each holder of Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, and the amount and character of such dividend or distribution.
(j)   Reservation of Stock Issuable Upon Conversion.   This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock (without regard to any limitations on the conversion of the Preferred Stock contained in these Articles); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these Articles.
(k)   Notices.   Any notice required by the provisions of this Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.
(l)   Waiver of Adjustment to Conversion Price.   Notwithstanding anything herein to the contrary, any downward adjustment of the Series B Conversion Price and/or Series C Conversion Price and/or Series D Conversion Price, as applicable, may be waived, either prospectively or retroactively or in a particular instance, by the consent or vote of all holders of the outstanding shares of Series B Preferred Stock (with regard to the Series B Conversion Price) or Series C Preferred Stock (with regard to the Series C Conversion Price) or Series D Preferred Stock (with regard to the Series D Conversion Price). Any such waiver shall bind all future holders of shares of Series B Preferred Stock and/or Series C Preferred Stock and/or Series D Preferred Stock, as applicable.
5.   Voting Rights.
(a)   The holder of each share of Series B Preferred Stock and each share of Series C Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series B Preferred Stock and/or Series C Preferred Stock, as applicable, could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the bylaws of this Corporation, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Until November 5, 2024 (the “Termination Date”), the holder of each share of Series A Preferred Stock shall have the right to one thousand (1,000) votes for each share of Series A Preferred Stock, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the bylaws of this Corporation, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote; provided, however, immediately upon the Termination Date, and with no further action necessary by the Corporation or any holder of Series A Preferred Stock, the holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Series A Preferred Stock held, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the bylaws of this Corporation, shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).
(b)   Except as provided by law, the holder of each share of Series D Preferred Stock shall have no voting rights except as set forth below in Section 6. To the extent the holder of a share of Series D Preferred Stock is entitled to vote on a matter pursuant to Section 6, then the holder of each share of Series D Preferred Stock shall have the right to one vote for each share, and shall be entitled to notice of such stockholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.
6.   Protective Provisions.
(a)   This Corporation shall not consummate a Liquidation Event without first obtaining the approval (by vote or written consent, as provided by law) of the holders of each of a majority of the then outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series A Preferred Stock, voting separately;
(b)   This Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of each of a majority of the then outstanding shares of Series B Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock voting separately:
(i)   authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over or parity with the Series B Preferred Stock and/or Series C Preferred Stock and/or Series D Preferred Stock, as applicable, with respect to dividends, liquidation, redemption or voting;
(ii)   amend these Articles or the Corporation’s bylaws to adversely affect the rights, preferences and privileges of the Series B Preferred Stock and/or Series C Preferred Stock and/or Series D Preferred Stock, as applicable;
(iii)   enter into, or consummate the merger or consolidation of this Corporation with or into another entity, or
(iv)   Any voluntary dissolution, liquidation or winding up of the affairs of the Corporation or voluntary petition for bankruptcy or assignment for the benefit of creditors.
(c)   This Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock:
(i)   authorize or issue, or obligate itself to issue, any equity security (including any other security convertible into or exercisable for any such equity security) having a preference over the Series A Preferred Stock with respect to dividends, liquidation, redemption or having a preference over or parity with the Series A Preferred Stock with respect to voting; or
(ii)   amend this Corporation’s Articles or bylaws to materially adversely affect the rights, preferences and privileges of the Series A Preferred Stock.
7.   Status of Converted Stock.   In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by this Corporation.

The Articles of this Corporation shall be appropriately amended to effect the corresponding reduction in this Corporation’s authorized capital stock.
C.   Common Stock.   The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock are as set forth below in this Section D.
1.   Dividend Rights.   Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of this Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.
2.   Liquidation Rights.   Upon the liquidation, dissolution or winding up of this Corporation, the assets of this Corporation shall be distributed as provided in Section 2 of Article VI(C) hereof.
3.   Redemption.   The Common Stock is not redeemable at the option of the holder.
4.   Voting Rights.   The holder of each share of Common Stock shall have the right to one vote for each such share, and shall be entitled to notice of any shareholders’ meeting in accordance with the bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.
D.   Extraordinary Actions.   Except as specifically provided in Section D. of this Article VIII (relating to removal of Directors) and in Article XIII (relating to certain amendments to the Articles), notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.
E.   Preemptive and Appraisal Right.   Except as may be provided by the Board in setting the terms of classified or reclassified Shares pursuant to these Articles or as may otherwise be provided by contract approved by the Board, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting Stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
ARTICLE VII
The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A.   Management of the Corporation.   The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by these Articles or the bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
B.   Written Ballot.   Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.
C.   Special Meetings.   Special meetings of stockholders of the Corporation may be called only by the board of directors, the chairman of the board, the chief executive officer, or the president (in the absence of a chief executive officer).
ARTICLE VIII
A.   Number, Class and Terms of Directors.   The number of directors is seven (7), which number may be increased or decreased only by the board of directors pursuant to the bylaws of the Corporation but shall never be less than the minimum number required by the MGCL now or hereafter in force. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board may assign members of the Board already in office to the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the Corporation’s third annual meeting of stockholders following the date hereof, the initial term of office of the Class II directors shall expire at the Corporation’s first annual meeting of stockholders following the date hereof, the initial term of office of the Class III directors shall expire at the Corporation’s second annual meeting of stockholders following the date hereof and the. At each annual meeting of stockholders following the date hereof, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The names of the individuals who will serve as the initial directors of the Corporation until their successors are elected and qualify are as follows: David Michery, Ignacio Novoa, Mary Winter, Kent Puckett, Mark Betor, William Miltner and John K. Anderson.
Class I Directors (Term to Expire in 2025)
David Michery
Mary Winter
Ignacio Novoa
Class II Directors (Term to Expire in 2023)
Kent Pucket
Mark Betor
Class III Directors (Term to Expire in 2024)
William Miltner
John K. Anderson
B.   Cumulative Voting.   There shall be no cumulative voting in the election of directors.
C.   Vacancies.   Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
D.   Removal.   Any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
E.   Extraordinary Actions.   Except as specifically provided in Section D. of this Article VIII (relating to removal of Directors) and in Article XIII (relating to certain amendments to the Articles), notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.
ARTICLE IX
A.   Bylaws.   The Board of Directors is expressly empowered to adopt, amend, alter or repeal the bylaws of the Corporation. The stockholders shall also have power to adopt, amend, alter or repeal the bylaws of the Corporation. Any adoption, amendment, alteration or repeal of the bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by these Articles, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE X
A.   Indemnification.   The Corporation shall indemnify (i) its current and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the MGCL now or hereafter in force, including the advancement of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors and permitted by law; provided, however, that, except as provided in Section B of this Article X with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
B.   Procedure.   If a claim under Section A of this Article X is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Corporation has not received both (i) an undertaking as required by law to repay such advances if it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard for indemnification set forth in the MGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination before the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the MGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article 10 or otherwise shall be on the Corporation.
C.   Non-Exclusivity.   The rights to indemnification and to the advancement of expenses conferred in this Article X shall not be exclusive of any other right that any Person may have or hereafter acquire under any statute, these Articles, the Corporation’s Bylaws, any agreement, any vote of stockholders or the Board of Directors, or otherwise.
D.   Insurance.   The Corporation may maintain insurance, at its expense, to insure itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such Person against such expense, liability or loss under the MGCL.
E.   Miscellaneous.   The Corporation shall not be liable for any payment under this Article X in connection with a claim made by any indemnitee to the extent such indemnitee has otherwise actually received payment under any insurance policy, agreement, or otherwise, of the amounts otherwise indemnifiable hereunder. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article X shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.
F.   Limitations Imposed by Federal Law.   Notwithstanding any other provision set forth in this Article X, in no event shall any payments made by the Corporation pursuant to this Article X exceed the amount permissible under applicable federal law, including, without limitation, Section 18(k) of the Federal Deposit Insurance Act and the regulations promulgated thereunder.
G.   Repeal or Modification.   Any repeal or modification of this Article X shall not in any way diminish any rights to indemnification or advancement of expenses of any indemnitee or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Article X is in force.
ARTICLE XI
A.   Limitation of Liability.   An officer or director of the Corporation, as such, shall not be liable to the Corporation or its stockholders for money damages, except (A) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received; or (B) to the extent that a judgment or other final adjudication adverse to the Person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (C) to the extent otherwise provided by the MGCL. If the MGCL is amended to further eliminate or limit the personal liability of officers and directors, then the liability of officers and directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the MGCL, as so amended.
B.   Repeal or Modification.   Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.
ARTICLE XII
A.   Selection of Forum.   All stockholders shall be subject to the forum selection provisions for any direct or derivative action or proceeding as may be set forth in the Bylaws.
ARTICLE XIII
A.   Amendment of the Articles of Incorporation.   The Corporation reserves the right to amend or repeal any provision contained in these Articles in any manner now or hereafter permitted by the laws of the State of Maryland and all rights of the stockholders of the Corporation are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Articles or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by these Articles, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article XIII or Article IX.
ARTICLE XIV
A.   Name and Address of Incorporator.   The name and mailing address of the sole incorporator are as follows:
[Name]
[Address]
***

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Maryland, do make, file and record these Articles of Incorporation, do certify that the facts herein stated are true, and, accordingly, have hereto set my hand this [•] day of [•], 2022.

[Name]
Incorporator

Appendix E
BYLAWS
OF
MULLEN AUTOMOTIVE INC.
(A MARYLAND CORPORATION)
(Adopted as of [•])
* * * * *
The following constitutes the Bylaws (the “Bylaws”) of Mullen Automotive Inc., a Maryland corporation (the “Corporation”).
ARTICLE 1
OFFICES
Section 1.01.   Principal and Other Offices.   The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors of the Corporation (the “Board of Directors”) may designate. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require. The Corporation may also have other offices, within or without the State of Maryland, as the Board of Directors may designate, as the business of the Corporation may require, or as may be desirable.
Section 1.02.   Resident Agent.   The resident agent of the Corporation and the agent’s address shall be as set forth in the Articles of Incorporation. The Board of Directors may at any time change the Corporation’s resident agent or address by making the appropriate filing with the Maryland State Department of Assessments & Taxation.
Section 1.03.   Books.   The books of the Corporation shall be kept at the Corporation’s principal office. The Corporation shall keep and maintain at a minimum:
(a)
A stock ledger which contains: (i) the name and address of each of its stockholders; and (ii) the number of shares of each class which the stockholder holds.

(b)
Books and records of its accounts and transactions.

(c)
Minutes of the meetings of, and records of action taken by: (i) its stockholders; (ii) the Board of Directors; and (iii) any executive or other committee exercising any of the powers of the Board of Directors.

ARTICLE 2
MEETINGS OF STOCKHOLDERS
Section 2.01.   Time and Place of Meetings.   All meetings of stockholders shall be held at such place, either within or without the State of Maryland, on such date and at such time as may be determined from time to time by the Board of Directors (or the Chairman in the absence of a designation by the Board of Directors). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but instead shall be held solely by means of remote communications, subject to the applicable provisions of the Maryland General Corporation Law, as amended from time to time (including any successor statute, the “MGCL”). If authorized by the Board of Directors and subject to any guidelines and procedures that the Board of Directors adopts, stockholders and proxy holders not physically present at a meeting of the stockholders, by means of remote communication: (A) may participate in the meeting of the stockholders; and (B) may be considered present in person and may vote at the meeting of the stockholders, whether the meeting is held at a designated place or solely by means of remote communication, if: (i) the Corporation implements reasonable measures to verify that each person considered present and authorized to vote at the meeting by means of remote communication is a stockholder or proxy holder; (ii) the Corporation implements reasonable measures to provide the stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings; and (iii) in the event any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action is maintained by the Corporation.
Section 2.02.   Annual Meetings.   An annual meeting of stockholders for the election of directors and the transaction of any other business that is properly brought before the meeting in accordance with the requirements of these Bylaws, including, but not limited to, Section 2.10 of this Article II, the Corporation’s Articles of Incorporation, as amended and restated (the “Articles of Incorporation”), the MGCL, and other applicable law shall be held on the date and at the time and place (if any), within or without the State of Maryland, as is designated by the Board of Directors.
Section 2.03.   Special Meetings.   (a)    Special meetings of stockholders may be called by the Board of Directors, the President, the Chairman of the Board of Directors, or the Chief Executive Officer. A special meeting of stockholders shall also be called by the Secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders in accordance with Section 2.04(b) of this Article 2. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of the resolution or resolutions adopted by the Board of Directors pursuant to Section 2.03 hereto, special meetings of holders of such Preferred Stock.
(b)   Stockholder-Requested Special Meetings.
(i)   Unless otherwise set forth in the Articles of Incorporation, a stockholder or stockholders requesting a special meeting shall deliver a written request, signed by the holders of not less than a majority of the votes entitled to be cast on the business proposed to be transacted at such proposed meeting, in person or by mail to the Secretary of the Corporation. Such request must state the purpose or purposes of the proposed meeting, in addition to the information required by the second paragraph of Section 2.11 of this Article 2.
(ii)   Within three (3) days following the receipt of such request, the Secretary shall inform such stockholder(s) of the reasonably estimated cost of preparing and mailing a Notice of Meeting with respect to the proposed meeting and, upon payment to the Corporation of such costs, the Secretary shall prepare a Notice of Meeting and give notice to each stockholder entitled to notice of the meeting. The Secretary shall not be required to call a special meeting unless the applicable stockholder(s) pay such costs to the Corporation.
Section 2.04.   Notice of Meetings and Adjourned Meetings; Waivers of Notice.   (a)   Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by the MGCL, such notice shall be given not less than 10 nor more than 90 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Unless these Bylaws otherwise require, when a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
(b)   A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
Section 2.05.   Quorum.   Unless otherwise provided under the Articles of Incorporation or these Bylaws and subject to MGCL, the presence, by remote communication, or by proxy of at least 33 1/3% of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders present in person or represented by proxy shall adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.
Section 2.06.   Voting.   (a)    Unless otherwise provided in the Articles of Incorporation and subject to MGCL, each stockholder shall be entitled to one vote for each outstanding share of capital stock of the Corporation held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, directors shall be elected by a plurality of the votes cast by the shares of capital stock of the Corporation present in person or represented by proxy at the meeting at which a quorum is present and entitled to vote on the election of directors. There shall be no cumulative voting in the election of directors.
(b)   Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, or by proxy sent by cable, telegram or by any means of electronic communication permitted by law, which results in a writing from such stockholder or by his attorney, and delivered to the secretary of the meeting. No proxy shall be valid more than eleven (11) months after the date of the proxy unless the proxy provides otherwise. A proxy shall be revocable unless the proxy states that the proxy is irrevocable and is coupled with an interest sufficient to support an irrevocable power.
(c)   Votes may be cast by any stockholder entitled to vote in person or by his proxy. In determining the number of votes cast for or against a proposal or nominee, shares abstaining from voting on a matter (including elections) will not be treated as a vote cast. A non-vote by a broker will be counted for purposes of determining a quorum but not for purposes of determining the number of votes cast.
Section 2.07.   Action by Consent.   (a)    Except as set forth in Section 2.07(b) below, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous consent which sets forth the action is: (i) given in writing or by electronic transmission by each stockholder entitled to vote on the matter; and (ii) filed in paper or electronic form with the records of the stockholders meetings.
(b)   Unless the Corporation’s Articles of Incorporations requires otherwise, the holders of any class of stock, other than common stock entitled to vote generally in the election of directors, may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders’ meeting if the Corporation gives notice of the action to each holder of the class of stock not later than ten (10) days after the effective time of the action.
(c)   The Board of Directors may: (i) set a record date as provided by the MGCL for the purposes of determining stockholders entitled to take action by written consent and to receive notice of any such action; and (ii) adopt reasonable procedures for providing consents instead of holding a meeting.
(d)   An action shall not be effective unless written consents signed by a sufficient number of stockholders to take the action are delivered to the Corporation within sixty (60) days after the date of the earliest consent in accordance with procedures adopted by the Board of Directors.

Section 2.08.   Organization.   At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or in the Chairman’s absence or if one shall not have been elected, the director designated by the vote of the majority of the directors present at such meeting, shall act as chairman of the meeting. The Secretary (or in the Secretary’s absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.
Section 2.09.   Order of Business.   The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.
Section 2.10.   Nomination of Directors.   Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.10, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.
Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder and a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder with respect to the Corporation’s securities. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this bylaw. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.10, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.10.
Section 2.11.   Notice of Business.   At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.11, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 2.11. For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was made.
A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by such stockholder and a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder with respect to the Corporation’s securities and (d) any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 2.11. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing, provisions of this Section 2.11, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.11.
Section 2.12.   Control Share Acquisition Act.   Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the MGCL, shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.
ARTICLE 3
DIRECTORS
Section 3.01.   General Powers.   Except as otherwise provided in MGCL or the Articles of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 3.02.   Number, Election and Term Of Office.   The Board of Directors shall consist of not less than three nor more than eleven directors, with the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board of Directors. Except as otherwise provided in the Articles of Incorporation, each director shall serve for a term ending on the date of the annual meeting of stockholders next following the annual meeting at which such director was elected. Notwithstanding the foregoing, each director shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders.
Section 3.03.   Quorum and Manner of Acting.   Unless the Articles of Incorporation or these Bylaws require a greater number, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat shall adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
Section 3.04.   Time and Place of Meetings.   The Board of Directors shall hold its meetings at such place, either within or without the State of Maryland, and at such time as may be determined from time to time by the Board of Directors (or the Chairman in the absence of a determination by the Board of Directors).
Section 3.05.   Annual Meeting.   The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place either within or without the State of Maryland, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 3.07 herein or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice.
Section 3.06.   Regular Meetings.   After the place and time of regular meetings of the Board of Directors shall have been determined and notice thereof shall have been once given to each member of the Board of Directors, regular meetings may be held without further notice being given.
Section 3.07.   Special Meetings.   Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Chairman of the Board, President or Secretary on the written request of three directors. Notice of special meetings of the Board of Directors shall be given to each director before the date of the meeting in such manner as is determined by the Board of Directors.
Section 3.08.   Committees.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by MGCL to be submitted to the stockholders for approval, (b) adopting, amending or repealing any bylaw of the Corporation, or (c) approving any merger or share exchange that does not require stockholder approval. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
Section 3.09.   Action by Consent.   Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions, are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 3.10.   Remote Communication.   Directors not physically present at a meeting of the Board of Directors may participate in the meeting by remote communication, videoconference, teleconference, or other available technology if all directors participating in the meeting can hear each other at the same time. Directors participating by remote communication shall be considered present in person at the meeting.

Section 3.11.   Resignation.   Any director may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 3.12.   Vacancies.   Unless otherwise provided in the Articles of Incorporation, vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director. Each director so elected shall hold office for a term that shall coincide with the term of the Class to which such director shall have been elected. If there are no directors in office, then an election of directors may be held in accordance with MGCL. Unless otherwise provided in the Articles of Incorporation, when one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.
Section 3.13.   Removal.   No director may be removed from office by the stockholders except for cause with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class. A director may be removed by stockholders or directors only at a meeting called for that purpose, for which the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director or directors.
Section 3.14.   Compensation.   Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.
Section 3.15.   Preferred Stock Directors.   Notwithstanding anything else contained herein, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filing of vacancies, removal and other features of such directorships shall be governed by the terms of the resolutions applicable thereto adopted by the Board of Directors pursuant to the Articles of Incorporation, and such directors so elected shall not be subject to the provisions of Sections 3.02, 3.12 and 3.13 of this Article 3 unless otherwise provided therein.
ARTICLE 4
OFFICERS
Section 4.01.   Principal Officers.   The principal officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers, including one or more Controllers, as the Board may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of President and Secretary.
Section 4.02.   Election, Term of Office and Remuneration.   The principal officers of the Corporation shall be elected annually by the Board of Directors at the annual meeting thereof. Each such officer shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The remuneration of all officers of the Corporation shall be fixed by the Board of Directors. Any vacancy in any office shall be filled in such manner as the Board of Directors shall determine.
Section 4.03.   Subordinate Officers.   In addition to the principal officers enumerated in Section 4.01 herein, the Corporation may have one or more Assistant Treasurers, Assistant Secretaries and Assistant Controllers and such other subordinate officers, agents and employees as the Board of Directors may deem necessary, each of whom shall hold office for such period as the Board of Directors may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.
Section 4.04.   Removal.   Except as otherwise permitted with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors.
Section 4.05.   Resignations.   Any officer may resign at any time by giving written notice to the Board of Directors (or to a principal officer if the Board of Directors has delegated to such principal officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 4.06.   Powers and Duties.   The officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board of Directors.
ARTICLE 5
CAPITAL STOCK
Section 5.01.   Certificates For Stock; Uncertificated Shares.   The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in the manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, on request by a stockholder, the Corporation shall provide to such record holder a written statement of the information required by the MGCL to be included on stock certificates. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of shares represented by certificates of the same class and series shall be identical. A Corporation shall not have power to issue a certificate in bearer form.
Section 5.02.   Lost Certificates.   Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless (i) requested in writing by such stockholder and (ii) either the Board of Directors or any officer of the Corporation has determined such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or such holder’s representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.
Section 5.03.   Transfer Of Shares.   Shares of the stock of the Corporation may be transferred on the record of stockholders of the Corporation by the holder thereof or by such holder’s duly authorized attorney upon surrender of a certificate therefor properly endorsed or upon receipt of proper transfer instructions from the registered holder of uncertificated shares or by such holder’s duly authorized attorney and upon compliance with appropriate procedures for transferring shares in uncertificated form, unless waived by the Corporation.
Section 5.04.   Authority for Additional Rules Regarding Transfer.   The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificated or uncertificated shares of the stock of the Corporation, as well as for the issuance of new certificates in lieu of those which may be lost or destroyed, and may require of any stockholder requesting replacement of lost or destroyed certificates, bond in such amount and in such form as they may deem expedient to indemnify the Corporation, and/or the transfer agents, and/or the registrars of its stock against any claims arising in connection therewith.

ARTICLE 6
GENERAL PROVISIONS
Section 6.01.   Fixing the Record Date.   (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 90 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting.
(b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by MGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Maryland, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by MGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(c)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 6.02.   Dividends.   Subject to limitations contained in MGCL and the Articles of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.
Section 6.03.   Year.   The fiscal year of the Corporation shall commence on October 1 and end on September 30 of each year. The fiscal year of the corporation may be changed by the board of directors.
Section 6.04.   Corporate Seal.   The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Maryland”. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 6.05.   Voting of Stock Owned by the Corporation.   The Board of Directors may authorize any person, on behalf of the Corporation, to attend, vote at and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.
Section 6.06.   Amendments.   These Bylaws or any of them, may be altered, amended or repealed, or new Bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors. Unless a higher percentage is required by the Articles of Incorporation as to any matter which is the subject of these Bylaws, all such amendments must be approved by the affirmative vote of the holders of 66 2∕3% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class or by a majority of the Board of Directors.
Section 6.07.   Forum Selection.   (a) Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the Corporation, other than actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the charter of the Corporation or these Bylaws, or (e) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Corporation consents in writing to such court. This Article 6, Section 6.07(a) does not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 6.07.
(b)   Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. This Article 6, Section 6.07(b) does not apply to claims arising under the Exchange Act.

SCAN TOVIEW MATERIALS & VOTE MULLEN AUTOMOTIVE INC. 1405 PIONEER ST.BREA, CA 92821 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 22, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/MULN2022SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 22, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D93435-S56623 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS
PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. MULLEN AUTOMOTIVE INC. The Board of Directors recommends you vote FOR the following proposals:1.To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which amendment will not be filed prior to the later of March 6, 2023 and 180 days after such date (which later date depends on whether The NASDAQ Stock Market LLC grants the Company an additional 180-day extension to regain compliance with Nasdaq listing rules), to effect a reverse stock split of For Against Abstain our outstanding shares of common stock in an amount not less than 1-for-2 shares and not to exceed 1-for-25 shares, with the exact ratio!!!to be set within that range at the discretion of our Board of Directors (the “Reverse Stock Split”); provided, however, that the Company willnot file such amendment before May 1, 2023 to effect the Reverse Stock Split unless needed in order to maintain continued inclusion in the Russell 2000, which requires a minimum stock price of $1.00; notwithstanding the foregoing, if Proposal No. 2 is not approved at the Special Meeting, then the Board of Directors may effectuate the Reverse Stock Split at any time, and at such time and date, if at all, as determined by the Board of Directors in its sole discretion, but no later than December 1, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate (the “Reverse Stock Split Proposal”).2.To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to increase the aggregate number of sharesof common stock, par value $0.001 per share, that the Company is authorized to issue from One Billion Seven Hundred Fifty Million (1,750,000,000)!!!to Five Billion (5,000,000,000) (the "Authorized Share Increase Proposal").3.To approve changing our state of incorporation from the State of Delaware to the State of Maryland (the “Reincorporation Proposal”).!!!4.To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), amendments to a securities purchase agreement to provide for the issuance of$150 million in notes and up to $190 million in additional shares of Series D Preferred Stock, each convertible into shares of Common Stock and warrants!!!exercisable into shares of Common Stock, and any future adjustments of conversion price of the Notes or the Series D preferred stock or exercise priceof the warrants (the “Nasdaq Listing Rule 5635(d) Proposal”).5.To approve adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient!!!votes to adopt Proposals 1, 2, 3 and/or 4 or establish a quorum (the “Adjournment Proposal”).Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

D93436-S56623

MULLEN AUTOMOTIVE INC.
Special Meeting of Stockholders
December 23, 2022 9:30 AM PST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Michery and Jonathan New, and either of them, as proxies, each with full power of substitution and revocation, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common and/or Preferred stock of MULLEN AUTOMOTIVE INC. that the undersigned is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:30 AM, PST on Friday, December 23, 2022, and any adjournment or postponement thereof, to be held via live audiocast at www.virtualshareholdermeeting.com/MULN2022SM.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in FOR the Reverse Stock Split Proposal, FOR the Authorized Share Increase Proposal, FOR the Reincorporation Proposal, FOR the Nasdaq Listing Rule 5635(d) Proposal, and FOR the Adjournment Proposal.

Continued and to be signed on reverse side